SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-KA


                    AMENDMENT TO APPLICATION OR REPORT
                    Filed pursuant to Section 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                    CLEAR CHANNEL COMMUNICATIONS, INC.
          (Exact name of registrant as specified in its charter)



                              AMENDMENT NO. 1



            The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K as set forth in the pages attached hereto:

           Item 7.(a) Financial Statements
           Item 7.(b) Pro forma Financial Statements

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, there unto duly authorized.



                          Clear Channel Communications, Inc.




Date July 26, 1995           By Herbert W. Hill, Jr.
                             Herbert W. Hill, Jr.
                             Vice President/Controller and
                             Principal Financial Officer

   PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES ("THE COMPANY"), AND THE
                AUSTRALIAN RADIO NETWORK, INC ("ARN")

The following pro forma condensed consolidated statements of earnings for the year ended December 31, 1994 and the three months ended March 31, 1995 give effect to the acquisition of a 50% interest in ARN, an Australian corporation. ARN consists principally of two operating units, WESGO Limited and its controlled subsidiaries (WESGO), and the Albert Radio Group (Albert) which own and operate radio stations in Australia. The pro forma information is based on the historical results of operations of the Company and its proportionate share of the historical results of operations of ARN's two principal operating units. The Company's investment in ARN is being accounted for utilizing the equity method of accounting. The pro forma information also includes certain assumptions and adjustments as described in the accompanying notes to the pro forma condensed consolidated statements of earnings.

The pro forma statements have been prepared by the Company based upon its proportionate share of the historical results of operations of ARN included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements should be read in conjunction with the audited financial statements for year ended June 30, 1994 and six months ended December 31, 1994 of WESGO and Albert included herein. These financial statements were prepared under Australian generally accepted accounting principles and include a footnote reconciling net income and equity to U.S. generally accepted accounting principles. All conversions to U.S. currency have been prepared by the Company based on the average published rate of exchange in effect for the periods covered.

          CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES AND AUSTRALIAN
                                   RADIO NETWORK
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1994 (IN THOUSANDS EXCEPT PER SHARE DATA)

                        Clear Channel Communications, Inc. ("CCC")
                             Australian Radio Network (ARN)
                              Year Ended December 31, 1994
                                                          Increase
                                                         (Decrease)
                                   CCC         ARN       Income Pro
                                   Hist.    Investment    forma Adj.    Pro
                                  __(1)__     __(2)__      __(3)__     forma
Gross broadcasting revenue        $200,695                          $200,695

Net broadcasting revenue           173,109                           173,109
Operating expenses                (105,537)                         (105,537)
Depreciation and amort.            (24,668)                          (24,668)
                                    ------        ----      ------   -------
  Operating income                  42,904                            42,904
Interest expense                    (7,669)                 (4,268)  (11,937)
Equity in earnings of
  nonconsolidated affiliates                     $(786)                 (786)
Other income                         1,161                             1,161
                                    ------        ----       -----    ------
Income (loss) before income taxes   36,396        (786)     (4,268)   31,342
Income tax benefit (expense)       (14,387)                  1,478   (12,909)
                                    ------        ----       -----    ------
Net income (loss)                 $ 22,009       $(786)    $(2,790)  $18,433
                                    ======        ====       =====    ======
  Per common share:
   Net income                     $   1.27                             $1.06
                                      ====                              ====
Weighted average common
 shares outstanding                 17,331                             17,331
                                    ======                             ======

    CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES
                                 RADIO NETWORK
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FOR THE THREE MONTHS ENDED MARCH 31, 1995 (IN THOUSANDS EXCEPT PER SHARE DATA)

                        Clear Channel Communications, Inc. ("CCC")
                             Australian Radio Network (ARN)
                           Three Months Ended March 31, 1995
                                                       Increase
                                                      (Decrease)
                                 CCC         ARN      Income Pro
                                 Hist.    Investment   forma Adj.
                               __(4)__     __(5)__      __(6)__     Pro forma
Gross broadcasting revenue         $58,646                           $58,646

Net broadcasting revenue            50,476                            50,476
Operating expenses                 (33,331)                          (33,331)
Depreciation and amort.             (8,399)                           (8,399)
                                    ------        ----        -----  -------
  Operating income                   8,746                             8,746
Interest expense                    (4,448)                 $(1,333)  (5,781)
Equity in earnings of
  nonconsolidated affiliates                      $289                   289
Other income                           258                               258
                                    ------        ----        -----   ------
Income (loss) before income taxes    4,556         289       (1,333)   3,512
Income tax benefit (expense)        (1,877)                     453   (1,424)
                                    ------        ----        -----   ------
Net income (loss)                  $ 2,679        $289        $(880)  $2,088
                                     =====        ====        =====   ======
  Per common share:
   Net income                      $   .15                              $.12
                                      ====                              ====
Weighted average common
 shares outstanding                 17,331                            17,331
                                    ======                            ======

CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES
           NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                                OF EARNINGS

Year ended December 31, 1994

(1) Historical Condensed Consolidated Statement of Earnings for Clear Channel Communications, Inc. and Subsidiaries.
(2) The Company's 50% interest in ARN's proforma net income for the year end December 31, 1994. Such amounts were derived from the historical financial statements of WESGO and Albert converted to U.S. GAAP. In addition, these amounts were translated from Australian dollars to U.S. dollars at the average exchange rate for the year. (See Table 1)
(3)   Represents the pro forma effect of the acquisition          Increase
assuming it was acquired at January 1, 1994.                     (Decrease)
                                                                   Income
                                                                In Thousands
     (A)  Increase in interest expense due to a higher amount of average debt outstanding and a higher average interest
          rate.                                                      (4,268)
     (B)  Tax effect of the above adjustment, along with ARN
          historical financial information at the federal
          statutory tax rate effective for 1994 (35%).                1,478
Table 1
                                  Year Ended       Three Months Ended
                               December 31, 1994     March 31, 1995

Pro forma net income WESGO             $ 361              $517

Pro forma net income Albert              414               155
                                       -----              ----
               Subtotal                  775               672

Less amortization of excess cost      (1,561)             (383)
                                       -----              ----
               Total                   $(786)             $289
                                       =====               ===

CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES
           NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                                OF EARNINGS

Three Months Ended March 31, 1995

(4) Historical Condensed Consolidated Statement of Earnings for Clear Channel Communications, Inc. and Subsidiaries.
(5) The Company's 50% interest in ARN's proforma net income for the three months end March 31, 1995. Such amounts were derived from the historical financial statements of WESGO and Albert converted to U.S. GAAP. In addition, these amounts were translated from Australian dollars to U. S. dollars at the average exchange rate for the year. (See Table 1)
(6)  Represents the pro forma effect of the acquisition          Increase
     assuming it was acquired at January 1, 1995.               (Decrease)
                                                                   Income
                                                                In Thousands
      (A)  Increase in interest expense due to a higher amount of average debt outstanding and a higher average interest
           rate.                                                     (1,333)

      (B)  Tax effect of the above adjustment, along with ARN
           historical financial information at the federal
           statutory tax rate effective for 1995 (35%).                 453

CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES
AND ARN
PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
(IN THOUSANDS)
March 31, 1995
- ------------------------------------------------
                                                       Increase
                                                       (Decrease)
                                     CCC      ARN      Income Pro
                                     Hist. Investment  forma Adj.
                                     (7)       (8)        (9)      Pro forma
Current Assets
 Cash                              $ 10,476            $         $ 10,476
 Accounts receivable
    (net)                            34,645                        34,645
 Film rights - current                8,398                         8,398
 Other current assets                                      453        453
                                     ------     -----              ------
  Total Current Assets               53,519                        53,972

Property, plant and equipment       132,204                       132,204
 Less accumulated depreciation       46,556                        46,556
                                    -------     -----             -------
                                     85,648                        85,648

Film rights - non current            11,380                        11,380
Intangible assets (net)             262,522                       262,522
Investments in nonconsolidated
  affiliates                                   74,883      289     75,172
Other investments                     1,194                         1,194
Other assets                          8,114                         8,114

                                   $422,377   $74,883            $498,002
                                    =======    ======             =======

               LIABILITIES AND SHAREHOLDERS' EQUITY

                                                       Increase
                                                       (Decrease)
                                     CCC       ARN     Income Pro
                                     Hist.  Investment  forma Adj.
                                     (7)        (8)        (9)      Pro forma
Current Liabilities
 Accounts payable                  $  4,967                      $ 4,967
 Accrued expenses                     3,104                        3,104
 Accrued income and other taxes       1,727                        1,727
 Current portion of film right
   liabilities                        9,130                        9,130
 Current portion of long-term
    debt                              4,569                        4,569
 Accrued interest                       958              1,333     2,291
                                     ------    ------             ------
   Total Current Liabilities         24,455                       25,788

Long term debt                      251,029    74,883            325,912
Film right liabilities               11,007                       11,007
Deferred income taxes                 2,599                        2,599

Shareholders' equity
 Common Stock                         1,726                        1,726
 Additional paid-in capital          92,673                       92,673
 Retained earnings (deficit)         39,025               (591)   38,434
 Less cost of shares held in
  treasury                             (137)                        (137)
                                    -------    ------            -------
                                    133,287                      132,696

                                   $422,377   $74,883           $498,002
                                    =======    ======            =======

                   CLEAR CHANNEL COMMUNICATIONS, INC.
               NOTES TO CONDENSED CONSOLIDATED BALANCE SHEET

                                (UNAUDITED)


Note 1:  Business Acquisition

     On May 11, 1995, the Company purchased 50% of the equity of the Australian Radio Network an Australian corporation, for approximately $74.9 million. The transaction has been accounted for as an investment under the equity method of accounting. The investment of ARN has been included in the accompanying financial statements as of March 31, 1995.

The unaudited pro forma consolidated statements of earnings for the year ended December 31, 1994 and three months ended March 31, 1995 assumes the investment occurred on January 1 of each year. The results are as follows:

                                   Year Ended          Three Months Ended
                               December 31, 1994        March 31, 1995

(In thousands except per share)

  Revenues                         $200,695                  $58,646
  Net income                         18,433                    2,088
  Earnings per share                   1.06                      .12

           CLEAR CHANNEL COMMUNICATIONS, INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


(7) Historical Condensed Consolidated Balance Sheet for Clear Channel Communications, Inc. and Subsidiaries as of March 31, 1995.

(8)    Investment in ARN as of March 31, 1995, acquired on May 11, 1995.

(9)    Effect of income statement adjustments.


Independent Auditors' Report


The Board of Directors
Wesgo Limited

We have audited the accompanying consolidated balance sheet of Wesgo Limited and subsidiaries as of June 30, 1994, and the related consolidated profit and loss account and statement of cash flows for the year ended June 30, 1994, all expressed in Australian dollars. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the Australian standards that are substantially equivalent to United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wesgo Limited and subsidiaries as of June 30, 1994, and the results of their operations and their cash flows for the year ended June 30, 1994 in conformity with the accounting principles generally accepted in Australia.

Generally accepted accounting principles in Australia vary in certain significant respects from generally accepted according principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for the year ended June 30, 1994, and shareholders' equity as of June 30, 1994, to the extent summarized in Note 27 to the consolidated financial statements.



KPMG


Sydney, Australia
July 25, 1995



A.J. Clark
Partner


Wesgo Limited and its Controlled Entities
Profit and Loss Account
For the year ended 30 June 1994


CONSOLIDATED

                                                           1994
                                                           $'000

                                                   Note

OPERATING REVENUE                                  2       50,867

                                                           ------

OPERATING PROFIT
before Interest Expense and Abnormals              3(i)    11,098
Interest Expense - other persons                           (1,871)
Abnormal Items                                     3(ii)    1,061
                                                         --------

Operating Profit                                           10,288
after Interest and Abnormals

Income Tax applicable to operating profit          7        2,636
                                                         --------

OPERATING PROFIT
after income tax applicable to members of
chief entity                                                7,652

RETAINED PROFITS
- - 1 July 1993                                               2,581
                                                         --------

Total available for appropriation                          10,233

Interim dividends paid for current year                    (1,681)
Final dividends provided for current year                  (2,817)
                                                         --------

RETAINED PROFITS - 30 June 1994                             5,735
                                                         ========


The above profit and loss account is to be read in conjunction with the notes to and forming part of the financial statements set out on 5 to 26.

Wesgo Limited and its Controlled Entities
Balance Sheet
As at 30 June 1994

CONSOLIDATED

                                                           1994
                                                           $'000
                                                   Note

CURRENT ASSETS
Cash                                                        2,000
Receivables                                        5        8,638
Other                                              6        1,759
                                                           ------
TOTAL CURRENT ASSETS                                       12,397

NON CURRENT ASSETS
Property, plant and equipment                      8       11,685
Intangibles                                        9          600
Other                                              6       67,155
                                                           ------
TOTAL NON CURRENT ASSETS                                   79,440

TOTAL ASSETS                                               91,837
                                                           ------

CURRENT LIABILITIES
Creditors and borrowings                           10       1,526
Accrued Expenses                                   11       7,616
Other                                              12       3,142
                                                           ------
TOTAL CURRENT LIABILITIES                                  12,284
                                                           ------
NON CURRENT LIABILITIES
Creditors and borrowings                           10      17,000
Accrued Expenses                                   11         350
                                                           ------
TOTAL NON CURRENT LIABILITIES                              17,350
                                                           ------
TOTAL LIABILITIES                                          29,634
                                                           ------
NET ASSETS                                                 62,203
                                                           ======
SHAREHOLDERS' EQUITY
Share capital                                      13      14,083
Reserves                                           14      42,385
Retained profits                                            5,735
                                                           ------
TOTAL SHAREHOLDERS' EQUITY                                 62,203
                                                           ======

The above balance sheet is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 26.


Wesgo Limited and its Controlled Entities
Statement of Cash Flows
for the year ended 30 June 1994
                                                   CONSOLIDATED

                                                           1994
                                                           $'000
                                                   Note

CASH FLOWS FROM OPERATING ACTIVITIES
Cash receipts in the course of operations                  49,628
Interest received                                             302
Interest paid                                              (2,036)
Cash payments in the course of operations                 (38,997)
Income Taxes paid                                          (1,075)
Abnormal items                                     3(ii)   (1,091)
                                                           ------
Net cash provided by operating activities          25(i)    6,731
                                                           ------
CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant and equipment                 (1,913)
Proceeds from sale of non-current assets                       25
Proceeds from disposal of controlled entities      25(ii)   3,700
Cost of disposal of controlled entities                      (391)
Other                                                         (98)
                                                           ------
Net cash provided by investing activities                   1,323
                                                           ------
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid                                             (3,662)
Proceeds from issue of shares                                 113
Repayment of borrowings                                    (7,000)
                                                           ------
Net cash used in financing activities                     (10,549)
                                                           ------
Net (decrease) in cash held                                (2,495)
Cash at the beginning of the financial year                 4,495
                                                           ------
Cash at the end of the financial year                       2,000
                                                           ======

Non-cash items:

Issues of shares in satisification of dividends               810
                                                              ---

The statement of cash flows is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 26.

Wesgo Limited and its Controlled Entities
Notes to and Forming Part of the Financial Statements
For the year ended 30 June 1994

1.    STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
      The significant policies which have been adopted in the preparation of these financial statements are:

      a. Basis of Preparation
      The consolidated accounts of the economic entity have been drawn up in accordance with applicable Australian Accounting Standards, the provisions of Schedule 5 to the Corporations Regulations, and the requirements of law. They have been prepared on the basis of historical costs and do not take into account changing money values or, except where stated, current valuations of non-current assets. Except as described in Note 4, the accounting policies have been consistently applied. The economic entity's functional and reporting currency is Australian dollars.

      b. Principles of Consolidation
      The consolidated accounts comprise the accounts of the company, being the chief entity, and its controlled entities.

      All material inter entity transactions and balances, including unrealized profits arising from transactions within the economic entity have been eliminated.

      Where controlled entities were disposed of or acquired during the year, their results are included only up until the date of disposal or from the date of acquisition.

      c. Goodwill
      Goodwill, representing the excess of the purchase consideration over the fair value of the identifiable net assets acquired on the acquisition of a business entity, is amortised on a straight line basis. The period of amortisation is 10 years and represents the period of time during which benefits are expected to arise.

      The unamortized balance of goodwill is reviewed annually.
      Where the balance exceeds the value of expected future benefits, the difference is charged to the profit and loss account.

      d. Income Tax
      The economic entity adopts the liability method of tax effect accounting.

      Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

      Future income tax benefits are not brought to account unless realization of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realization is virtually certain.

      Capital gains tax will be provided in the profit and loss account in the period in which the asset is sold except where the sale relates to non-current assets which have previously been revalued.

      Where a non-current asset is revalued, capital gains tax will be provided at the time of revaluation when it is known that the asset will eventually be sold. This provision is made against the asset revaluation reserve, with the result that when the asset is sold, there is no charge to the profit and loss account for capital gains tax except to the extent of adjustments for over/under provisions in previous periods.

      e. Radio Licenses
      Radio licenses, which are classified as Other Non Current Assets, are carried in the accounts at Directors' valuation. Revaluations are performed regularly by the Directors.
      Apart from any annual specific decrease in value, it is policy to only increase the total value of radio licenses every three years.

      On an annual basis, the Directors review the radio license values to ensure they are not in excess of the net discounted cash inflows and outflows arising from their continued use and subsequent disposal.

      Taking these matters into account the Directors believe that, on a going concern basis, the Balance Sheet value attributed to the economic entity's radio licenses at 30 June 1994 does not exceed the amount which could reasonably be expected to be expended to acquire those radio licenses.

      The commercial radio licenses held by the economic entity are renewable every five years under the provisions of the Broadcasting Services Act and the Directors have no reason to believe that the licenses will not be renewed from time to time for the five year period allowable under the Act and without imposition of any conditions.

      f. Land, Buildings, Plant & Equipment
      On acquisition, land, buildings, plant and equipment are recorded at cost.

      Where from time to time an independent valuation is available that indicates values for assets have varied permanently and significantly to those maintained in the books, a revaluation of relevant assets will take place in the books to reflect an appropriate carrying value.

      On an annual basis the Directors review the values for land, buildings, plant and equipment to ensure they are not in excess of their recoverable amount. In assessing recoverable amount, the relevant cash flows have been discounted to their present value.

      Buildings, plant, equipment and motor vehicles are depreciated over their estimated economic life on the straight line basis.

      g. Cash
      Cash as shown in the balance sheet and statement of cash flows includes cash on hand and at bank and short term deposits at call, net of outstanding bank overdrafts.

      h. Provision for Doubtful Debts
      The collectibality of debts is assessed at the end of the year and specific provision is made for any doubtful accounts.

      i. Radio License Fees
      The economic entity accrues license fees which are expected to be charged by the Australian Broadcasting Authority, based on current earnings.

      j. Employee Benefits
      The amounts expected to be paid to employees for their pro rata legal and contractual entitlement to long service and annual leave are provided at current pay rates.

      k. Operating Leases
      Payments made under operating leases are charged against profits in equal installments over the accounting periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the leased property.


                                                       CONSOLIDATED
                                                           1994
                                                           $'000
2.  REVENUE
a.  Sales Revenue                                          50,565

b.  Other Revenue
Interest Received
- - Other                                                       302
                                                           ------

OPERATING REVENUE                                          50,867
Gross proceeds from sale of non-current assets              6,725
                                                           ------
                                                           57,592
                                                           ======
3.  OPERATING PROFIT
The operating profit before income tax is arrived at after
charging or crediting the following specific items:
i.  Charges
Amortization of:
- - Goodwill                                                     62
- - Other Intangible Assets                                      75
Depreciation of fixed assets                                1,307
Provisions:
- - Doubtful debts                                              480
- - Holiday pay                                               1,030
- - Long service leave                                          162
- - Directors' retirement                                        89
Operating lease rentals                                     1,508

ii. Abnormal Items
Surplus on sale of:
- - Controlled entities                                       2,152
Costs associated with the launch of new services
 or FM conversion of existing services                       (770)
Termination payment to former
 Chief Executive                                             (186)
Other                                                        (135)
                                                            -----
                                                            1,061
                                                            -----
Income tax benefit (expense) applicable
to abnormal items                                             398
                                                            -----

4.  EARNINGS PER SHARE

                                                           1994

Basic earnings per share (cents per share)                   13.7

Weighted average number of ordinary shares
on issue used in the calculation of basic
earnings per share.                                    56,012,133

The diluted earnings per share is not disclosed as it is not materially different from the basic earnings per share.

Potential ordinary shares not considered dilutive
At 30 June 1994, the company had on issue 1,805,000 options, which have the right to convert to ordinary shares. Each issue has been considered separately in determining whether it would be dilutive.

Changes in Accounting Policy
There were no changes in accounting policy during the financial period ending 30 June 1994.

Conversion, call, subscription or issue after 30 June 1994
There have been no conversions to, calls of, or subscription for ordinary shares or issues of potential ordinary shares since the reporting date and before the completion of these accounts with the exception of the exercise of the 1,640,000 options as disclosed in Note 13 to the accounts.

                                                      CONSOLIDATED

                                                           1994
                                                           $'000

5.  RECEIVABLES
Current:
Trade Debtors                                               9,309
Less provision for doubtful debts                            (671)
                                                            -----
                                                            8,638
                                                            =====

During the year, bad debts amounting to $457,000 were written off against the provision for doubtful debts.

                                                      CONSOLIDATED

                                                           1994
                                                           $'000

6.  OTHER
Current Assets:
Prepayments                                                 1,220
Sundry debtors                                                539
                                                            -----
TOTAL                                                       1,759
                                                            =====
Non-Current Assets:
Radio licenses at Directors' valuation (i)                 63,659
                                                           ------
Total Radio Licenses                                       63,659

Sundry debtors (ii)                                         2,750
Future income tax benefit                                     746
                                                           ------
Total                                                      67,155
                                                           ======

(i)Radio licenses were revalued by the Directors at 30 June 1994.

In reviewing the value of radio licenses, the Directors have adjusted individual licenses in line with their recoverable amount. The Directors have maintained, in accordance with the Group's policy, the total value of the Group's remaining radio licenses at $63.6 million.

(ii) Under the terms of sale of the operational assets and radio license of Radio KAFM, which were owned by KAFM Broadcasters Pty Limited, the proceeds of the sale were receivable by a controlled entity in installments over the period ending August 1998. This debt, which is included in sundry debtors, is secured by a floating charge over the assets and undertakings of the purchaser, Adelaide FM Radio Pty Ltd (5MMM).

                                                     CONSOLIDATED

                                                           1994
                                                           $'000

7.  TAXATION
Prima facie income tax expense calculated
 at 33% on the operating profit                            3,395
Increase in income tax expense due to non
tax deductible items                                         231
Decrease in income tax expense due to:
- - Surplus on sale of capital items                          (788)
                                                           -----
                                                           2,838
                                                           -----
Income tax under/(over) provided
 in prior year                                              (192)
Prior year tax losses and
 timing differences                                          (10)
                                                           -----
                                                            (202)
                                                           -----
Income tax expense on operating profit                     2,636
                                                           =====
Total income tax expense is made up of:
- - Current income tax expense                                2,808
- - Over provision in prior year                               (192)
- - Deferred income tax expense                                  20
                                                            -----
Income tax expense on operating profit                      2,636
                                                            =====

The chief economic entity is taxed as a public company.

As at 30 June 1994, certain controlled entities have estimated carry forward losses of $8,697,000 available but not brought to account, to be offset against future years taxable income of these entities. The potential future income tax benefit of these losses is $2,870,000 but will only be obtained if:

    (i) the relevant company and/or the economic entity derives future assessable income of a nature and an amount sufficient to enable the benefit to be realized;

    (ii) the relevant company and/or the economic entity continues to comply with the conditions for deductibility imposed by the law; and

    (iii) no changes in tax legislation adversely affect the relevant company and/or the economic entity in realizing the benefit.

                                               CONSOLIDATED

                                                   1994
                                                   $'000



8.  PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are included in the accounts on the following basis:

Land and Buildings
- - Cost                                               532
- - Independent valuation 1993 (i)                   3,924
                                                   -----
                                                   4,456
Less accumulated depreciation on buildings            62
                                                   -----
                                                   4,394

Broadcasting equipment - at cost                   10,373
Less accumulated depreciation                       4,882
                                                   ------
                                                    5,491

Office furniture and equipment - at cost            3,999
Less accumulated depreciation                       2,243
                                                   ------
                                                    1,756

Motor vehicles - at cost                              136
Less accumulated depreciation                          92
                                                   ------
                                                       44

Total property, plant and equipment
- - net book value                                   11,685
                                                   ======

(i) The independent valuation was carried out in April and May 1993 by Edward Rushton Pty Ltd and was prepared on the basis of market value for the existing use. The Directors are of the opinion that this value is not in excess of recoverable amount.

CONSOLIDATED
                                                           1994
                                                           $'000

9.  INTANGIBLES
Goodwill on consolidation                                     666
Accumulated amortization                                     (175)
                                                              ---
                                                              491
Other                                                         109
                                                              ---
                                                              600
                                                              ===
10.  CREDITORS AND BORROWINGS
Current:
Trade creditors                                             1,359
Other                                                         167
                                                            -----
                                                            1,526
                                                            =====
Non current:
Bank loan - secured                                        17,000
                                                           ======
The bank loan is secured by:

(i) a negative pledge over the assets of the economic entity as well as guarantees by all wholly-owned controlled entities.

(ii) an equitable mortgage over the assets and uncalled capital of Wesgo Limited and its wholly-owned controlled entities.

The Group has unused lines of credit amounting to $7 million at 30 June 1994.

CONSOLIDATED
                                                           1994
                                                           $'000

11.  ACCRUED EXPENSES
Current:
Accrued Expenses:
- -  Holiday pay                                              1,027
- -  Long service leave                                         408
- -  Directors' retirement                                      408
- -  Dividends for current year                               2,817
- -  Income tax
     - current                                              2,808
     - prior period                                           148
                                                            -----
                                                            7,616
                                                            =====
Non current:
Accrued expense for long service leave                        350
                                                            =====


CONSOLIDATED
                                                           1994
                                                           $'000

12.  OTHER - CURRENT LIABILITIES
Current Liabilities:
Broadcasting license fee                                      720
Sundry creditors and accruals                               2,422
                                                            -----
                                                            3,142
                                                            =====
13.  SHARE CAPITAL
Authorized Capital:
800,000,000 ordinary shares of 25 cents each              200,000
Issued and paid up capital:
56,331,706 ordinary shares and one Former
 Qualified Holder's share of 25 cents each,
 fully paid                                                14,083

Movements during the year:
Balance at beginning of year                               13,955
90,000 ordinary shares were issued under the Employee Share
Option scheme                                                  23
420,016 ordinary shares issued under Dividend Reinvestment Plan
                                                              105
                                                           ------
Balance 30 June 1994                                       14,083
                                                           ======

During the year the company issued one share titled the Former
Qualified Holder's share which has the following restrictions placed on it:

a)  it has no right to vote;

b) confers no right to any distribution, except in the case of a winding up and then it is limited to 25 cents;

c) cannot be transferred, and is currently held in trust by Wesgo Investments Pty Ltd.

The purpose of issuing this share was to allow the company to participate in the electronic transfer of shares on the Australian Stock Exchange, whilst at the same time ensuring that the company complied with the provision of the Broadcasting
Services Act.

During the financial year, 200,000 options on the 25 cents ordinary shares of the company were issued to Mr. G. Rice on 28
June 1994, details of which are included in the table below.





The options outstanding at 30 June 1994 were:

Date of Issue        No.Options     Exercise       Exercise Date
                                     Price         Earliest  Latest

2 April '92          550,000        $0.89          4-2-95    4-2-97
25 June '93          890,000        $0.94          6-25-96   6-25-98
28 June '94          200,000        $1.38          7-4-95    6-24-99

On 9 January 1995 all 1,640,000 options at 31 December 1994 were exercised pursuant to the successful takeover of the company by APN Broadcasting Pty Ltd.

CONSOLIDATED

                                                           1994
                                                           $'000

14.  RESERVES
Share premium reserve                                      31,582
Asset revaluation reserve                                  10,803
                                                           ------
                                                           42,385
                                                           ======
Movements during the year:
Share premium reserve
Balance at beginning of year                               30,787
90,000 ordinary shares were issued under the
 Employee Share Option scheme at a premium of $1.00            90
420,016 ordinary shares issued under Dividend
 Reinvestment Plan at a premium of $1.68                      705
                                                           ------
Balance 30 June 1994                                       31,582
                                                           ======

15.  CONTINGENT LIABILITIES
Pursuant to ASC Class Order 91/996, relief has been granted to all the company's wholly-owned subsidiaries, with the exception of KAFM Broadcasters Pty Ltd, from the requirements of the Corporations Law for, among other things, preparation and publication of accounts.

It is a condition of the Class Order that the company and each of the subsidiaries enter into a deed. The effect of the deed is that the company has guaranteed to pay any deficiency in the event of winding up of any of the subsidiaries. The subsidiaries have also given similar guarantees in the event that the company is wound up.

At balance date there is no liability in respect of these guarantees.

At balance date the company and subsidiaries which are a party to the deed have aggregate assets of $88,790,000; aggregate liabilities of $28,903,000; and their contribution to the consolidated operating profit after income tax for the year was $5,749,000.

                                                      CONSOLIDATED

                                                           1994
                                                           $'000

16.  COMMITMENTS FOR EXPENDITURE
Lease Rental Commitments
1. Future operating lease rentals of plant and equipment
and motor vehicles payable as follows:
- - not later than one year                                     309
- - later than one year but not later than two years            208
- - later than two years but not later than five years          149
                                                              ---
                                                              666
                                                              ===
2.  Future operating lease rentals of studio and
transmitter sites payable as follows:
- -not later than one year                                    1,129
- -later than one year but not later than two years           1,136
- -later than two years but not later than five years         3,305
- -later than five years                                      5,093
                                                            -----
                                                           10,663
                                                           ======
Representing:
Cancelable operating leases                                 1,505
Non-cancelable operating leases                             9,824
                                                           ------
                                                           11,329
                                                           ======
Cancelable operating lease rentals are payable as follows:
- -not later than one year                                      136
- -later than one year but not later than two years             143
- -later than two years but not later than five years           473
- -later than five years                                        753
                                                              ---
                                                            1,505
                                                            =====

Capital Expenditure Commitments
Due within one year                                           560
                                                              ===

                                                      CONSOLIDATED

                                                           1994
                                                           $'000
17.  AUDITORS' REMUNERATION
Amounts received, or due and receivable by the
auditors of the company for:
a)  Audit services                                            120
b)  Other services                                            106
                                                              ---
                                                              226
                                                              ===



18.  DIRECTORS' AND EXECUTIVES' REMUNERATION
Remuneration of Directors
The number of Directors of the company who received or in respect of whom income is due and receivable, from the company and
related bodies corporate, excluding amounts included under
retirement payments within the following bands is:
                                                           1994

      $   0   - $10,000                                       2
      $20,001 - $30,000                                       1
      $30,001 - $40,000                                       3
      $40,001 - $50,000                                       1

                                                      CONSOLIDATED
                                                           1994
                                                           $'000
Total income received, or due and receivable by:
The Directors of the company                                  167
Independent Directors of the Superannuation Fund                5
                                                              ---
                                                              172
                                                              ===
At the General Meeting held on 7 June 1991, the shareholders approved an increase in the maximum amount of fees payable to the Directors of Wesgo Limited and its unlisted entities to $250,000.

Remuneration of Executives
The number of Executive Officers who received, or in respect of whom income is due and receivable, which equals or exceeds $100,000 per annum, from the company and related bodies corporate, excluding amounts included under retirement payments, within the following bands is:
                                                           1994

      $100,001 - $110,000                                     2
      $110,001 - $120,000                                     1
      $120,001 - $130,000                                     1
      $130,001 - $140,000                                     1
      $140,001 - $150,000                                     1
      $150,001 - $160,000                                     1
      $300,001 - $310,000                                     1
      $340,001 - $350,000                                     1

                                                       CONSOLIDATED
                                                           1994
                                                           $'000

Total income received, or due and
receivable, by these Executives from
the company and related bodies
corporate, excluding amounts included
under retirement payments but including
termination payment to former Chief
Executive of $186,000                                      1,519
                                                           =====
                                                      CONSOLIDATED
                                                           1994
                                                           $'000

Included in sundry creditors and accruals is an amount of $272,000, which represents the Directors' estimate of bonuses payable to various employees in respect of over-achievement of individual station results for the year ended 30 June 1994. These amounts have been included in the calculation of remuneration of executives.

The notice period for all executives in the economic entity is three months with the exception of the Company Secretary, whose notice period is twelve months.

Superannuation and Retirement Payments
Amounts paid to superannuation funds
in connection with the retirement of the
Principal Executive Officer of the
company and controlled entities                                17
                                                               ==

Retiring allowances paid in connection
with the retirement of persons from the
offices of Director of the company and
controlled entities.  The amounts are
disclosed in aggregate only as the
Directors believe that the provision of
full particulars would be unreasonable.                           -
                                                                 ===

The company has entered into agreements with non-executive Directors providing for benefits to be paid on their retirement or death. The maximum benefit payable to a Director is the maximum allowable under the Corporations Law. That is the aggregate of the last three years' fees paid by the Company to the Director.


19.  SUPERANNUATION COMMITMENTS

At 30 June 1994, the company and its controlled entities participated in seven accumulation superannuation plans (defined contribution plans). Employees are entitled to benefits on retirement, disability or death. The company and its controlled entities contribute to the plans at various percentages of employees' salaries and wages.

20.  REPORTING BY SEGMENTS

The economic entity operates solely within the Australian radio broadcasting industry and consequently the consolidated accounts reflect the operations of this segment alone.


21.  RELATED PARTIES

Directors
The names of each person holding the position of Director of Wesgo Limited during the year are Messrs K. Moremon, G. Herring,
K. Jacobsen, J. Kennedy and M. Cleary. Details of the remuneration of Directors are set out in Note 18.

Details of transactions:
   Directors of Wesgo Limited:
   Various companies with which Directors are associated have purchased advertising, funded joint promotions and purchased news and program services from various companies within the economic entity, in the ordinary course of business on normal terms and conditions.

Controlled Entities
Details of interests in controlled entities are set out in Note
22.

Superannuation Fund
Details of the economic entity's employee superannuation funds
(defined contribution plans) are set out in Note 19.
Contributions to the funds were $986,000 for the year.

Directors' Holdings of Shares and Share Options
Directors have the following beneficial interest in:

i)    Ordinary shares  156,822
ii)   Options               Nil

On 15 March 1994, 2,348 shares were issued to the Directors in accordance with the provisions of the Dividend Reinvestment Plan.


22.  PARTICULARS IN RELATION TO CONTROLLED ENTITIES


                          Place of       Class of      % Held  % Held  Contributions to
                          Incorp.        Share        30/6/94 30/6/93 Consolidated Profit
                                                          1994
                                                          $'000
Wesgo Limited               NSW                                              (573)
Controlled Entities
Wesgo Investments Pty Ltd   NSW          ORD    100%       100%            (2,151)
Wesgo Comm.Pty Ltd          NSW          ORD    100%       100%             8,965
West Sydney Radio Pty Ltd   NSW          ORD    100%       100%                69
Wesgo Superann.Pty Ltd      NSW          ORD    100%       100%                 -
Central Coast Brd.Pty Ltd   NSW          ORD    100%       100%                71
Radiowise Pty Ltd           NSW          ORD    100%       100%                 -
Westat Research Pty Ltd     NSW          ORD    100%       100%                 5
Greater West TV Pty Ltd     NSW          ORD    100%       100%               (31)
Airplay Media Serv.Pty Ltd  NSW          ORD    100%       100%               211
Radio 2SM Pty Ltd           NSW          ORD    100%       100%            (2,603)
Sun Coastal FM Radio Pty LtdQLD          ORD    100%       100%                 -
Universal Radio Pty Ltd     QLD          ORD    100%       100%                 -
Radio Albury Wodonga Pty LtdACT          ORD    100%       100%               705
Malbend Pty Ltd             ACT          ORD    100%       100%               345
Actraint No. 116 Pty Ltd    ACT          ORD    100%       100%                 -
KAFM Broadcasters Pty Ltd   SA           ORD    100%       100%             1,903
Radio Airtime Sales Pty Ltd VIC          ORD    100%        50%               736
                                                                            -----
                                                                            7,652
                                                                            =====

23.  ACQUISITION/DISPOSAL OF CONTROLLED ENTITIES

The following controlled entities were acquired or disposed of during the year:

                         Consideration   Net     Consolidated   The
                                        Tangible  Profit/Loss Company's
                                        Assets at  on Disposal Interest
                                        Date of
                                        Acquisition/
                                        Disposal

                              $'000     $'000          $'000     %
Acquisitions:
1994:
Radio Airtime Sales
 Pty Ltd                      200       (108)               -    50

The entity was acquired
 for cash, effective
 from 1 July 1993
Disposals:
1994:
Malbrink Pty Ltd
 (Radio 3BO Bendigo)          3,000     2,337          663       100
Operational assets and
 liabilities of KAFM
 Broadcasters Pty  Ltd        3,700     1,672          2,028     -
                              -----     -----          -----
                              6,700     4,009          2,691
Less costs on disposal          -         -              539
                              6,700     4,009          2,152
                              =====     =====          =====

24.  NOTES TO THE STATEMENTS OF CASH FLOWS

(i)   RECONCILIATION OF OPERATING PROFIT AFTER INCOME TAX
TO NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                 CONSOLIDATED

                                                           1994
                                                           $'000

Operating profit after income tax                           7,652
Add/(less) items classified as
investing/financing activities:
Provision for doubtful debts                                  441
Surplus on sale of:
- - controlled entities                                     (2,152)
Add/(less)non-cash items:
Amortisation                                                  137
Depreciation                                                1,307
Loss on sale of fixed assets                                   38
Increase in tax payable                                     1,540
                                                            -----
Net cash provided by operating activities
before change in assets and liabilities                     8,963
                                                            =====
Changes in assets and liabilities adjusted
for effects of purchase and disposal
of controlled entities during the financial
year:
Decrease in other assets                                      418
(Increase) in trade debtors                               (1,795)
(Decrease) in creditors and borrowings                    (1,828)
Increase in provisions                                         72
Increase in other liabilities                                 881
Increase in deferred taxes payable                             20
                                                           ------
                                                          (2,232)
                                                           ======
Cash provided by operating activities                       6,731
                                                           ======

25.  NOTES TO THE STATEMENTS OF CASH FLOWS (Cont'd)

(ii)     DISPOSAL OF CONTROLLED ENTITIES

                                                           1994
                                                           $'000
During the year, the operational assets and radio license of KAFM Adelaide, and the controlled entity which owns 3BO
Bendigo, (Malbrink Pty Ltd) were sold. Details of the disposals are as follows (in aggregate):

Consideration
     - Cash                                                 3,700
     - Deferred consideration (Note 6)                      3,000
                                                            -----
                                                            6,700
                                                            -----
Fair value of net assets of entities disposed:
Cash                                                           74
Property, plant and equipment                               1,738
Receivables                                                   357
Radio licenses                                              2,072
Other assets                                                   29
Creditors and borrowings                                     (85)
Provisions                                                  (117)
Other liabilities                                            (59)
                                                            -----
                                                            4,009
                                                            -----
Surplus on sale                                             2,691
                                                            =====


(iii)ACQUISITION OF CONTROLLED ENTITIES
                                                           1994
                                                           $'000

During the year, the remaining 50% of Radio Airtime
Sales Pty Ltd was acquired. Details of the acquisition are as follows:

Consideration - Cash                                          200

Fair value of net assets acquired:
Cash                                                          131
Receivables                                                   475
Other assets                                                   80
Property, plant and equipment                                 111
Creditors and borrowings                                    (758)
Provisions                                                  (147)
                                                            -----
                                                            (108)
Goodwill on acquisition                                       308
                                                             ----
                                                              200
                                                             ====
Outflow of cash to acquire controlled entities, net of cash
acquired:
Cash consideration                                            200
Less cash balances acquired                                   131
                                                              ---
Outflow of cash                                                69
                                                              ===

26.  OPERATIONS TO BE DISPOSED

In order to comply with the control and ownership requirements for commercial broadcasting licenses of the Australian Broadcasters Act, the company is required to sell 3 stations. Summarized below are the sales, pre-tax income, total assets and net assets as of and for the year ended 30 June 1994, of the stations which the company intends to sell.

                        Sales       Pre-Tax     Assets    Net Assets
                       $A'000       $A'000      $A'000      $A'000
                                 Profit/(Loss)

Gold 1269 AM            2,074       (1,385)      2,832      (3,445)

2GO (FM 107.7)          3,804         559        4,611       4,611

3MP (MAGIC 693)         7,665       (5,838)     17,158       2,732

27.  US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

A description of the Australian generally accepted accounting policies that significantly differ from US generally accepted accounting principles follows:

(a) Radio Licenses: In accordance with Australian generally accepted accounting principles radio licenses, which are classified as Other Non Current Assets, are carried in the accounts at Directors' valuation. Revaluations are performed regularly by the Directors. Apart from any annual specific decrease in value, it is company policy under Australian accounting principles to only increase the total value of radio licenses every three years. No amortisation is recorded on the radio licenses under Australian accounting practices.

Under US accounting principles, radio licenses must be carried at cost less accumulated amortisation. For purposes of the adjustment required under US generally accepted accounting principles, the period of benefit of the radio licenses is estimated to be 25 years.

(b) Land and Buildings: Certain land and buildings are stated at valuations determined by the Directors and/or independent valuers under Australian generally accepted accounting principles. Accounting principles generally accepted in the United States do not permit the revaluation of assets in the primary financial statements. Under US generally accepted accounting principles, buildings are depreciated based on historical costs, utilizing an average life of 25 years.
(c) Share Options: In accordance with accepted Australian accounting practice, no element of employee compensation has been recognized on share options issued to employees on which the exercise price is less than the share price at the time of issue. While this results in an adjustment to earnings, no adjustment to shareholders' equity is needed.

US accounting practices require compensation expense to be recognized for the excess of the share price over exercise price over the vesting period.

(d)  Dividends:  In accordance with the Australian Corporations
Law, the company records the proposed final dividend which is declared after 30 June of each year in the period to which it relates.

The company has recorded a dividend for this period of $2,817,000, which was not declared until subsequent to 30 June 1994. As this is not accepted under U.S. accounting practices an increase of $2,817,000 in shareholders' equity is reflected in the reconciliation of shareholders' equity to that under U.S. accounting principles.

(e) Income Tax: The economic entity adopts the liability method of tax effect accounting under Australia accounting practices. Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

Future income tax benefits are not brought to account unless realization of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realization is virtually certain under Australian accounting practices.

Under US generally accepted accounting principles deferred tax assets are recognized and measured based on the likelihood of realization of the related tax benefits in the future. A deferred tax asset must be recognized for deductible temporary differences and operating loss and tax credit carryforwards, and a valuation allowance is established to reduce that deferred tax asset if it is "more likely than not" that the related tax benefits will not be realized. "More likely than not" is intended to mean a level of likelihood that is slightly more than 50 percent.

As at 30 June 1994, certain controlled entities have estimated carry forward losses of $8,697,000 available but not brought to account, to be offset against future years taxable income of these entities (in Australia tax losses and capital losses can be carried forward indefinitely). The potential future income tax benefit of these losses is $2,870,000.

In assessing the realization of deferred tax assets for US reporting purposes, management has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependant upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considered the schedule reversal of deferred tax liabilities, projected future taxable income and capital gains, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the economic entity will realize these benefits.

Consequently, the available tax losses have been recorded as a deferred tax asset for US reporting purposes with a valuation allowance of nil.

Application of accounting principles generally accepted in the United States would have had the following effect on net income and shareholders' equity:
                                                           1994
                                                           $A'000

Net income as reported in the Consolidated Profit and Loss
Account                                                     7,652

Increase (decrease) for:

Radio licenses amortisation                               (1,999)
Buildings - depreciation                                     (98)
Compensation expense on employee share options               (52)
                                                          -------
Net increase (decrease)                                   (2,149)
                                                          -------
Net income in accordance with US GAAP                       5,503
                                                          =======
Primary earnings per share under US GAAP
 (cents per share)                                      9.8 cents

                                                           1994
                                                           $A'000

Shareholders' equity as reported in the
Consolidated Balance Sheet                                 62,203

Increase (decrease) for:
Radio Licenses:
     -Revaluations                                       (10,630)
     -Amortisation                                       (10,623)
Property, plant and equipment
     -Revaluations                                          (173)
     -Amortisation                                          (488)
Deferred tax asset                                          2,870
Current period dividends accrued prior to declaration       2,817
                                                         --------
Net decrease                                             (16,227)
                                                         --------
Shareholders' equity in accordance with US GAAP            45,976
                                                         ========

Application of accounting principles generally accepted in the United States would have had the following effect on the Statement of Cash Flows:

The economic entity presents its Cash Flows in accordance with accounting standard AASB 1026 "Statement of Cash Flows" ("AASB 1026"). Its objectives and principles are similar to those set out in the US FASB statement No. 95 "Statement of Cash Flows" ("FASB 95"). The principle difference relates to the definition of cash. Under AASB 1026 , cash is expressed net of overdrafts where a right of offset with the bank exists. FASB 95 requires this to be separately shown under financing activities.

Summarized cash flow data by operating, investing and financing activities in accordance with FASB 95 is set out below:

Year ended 30 June 1994

Net cash inflow / (outflow) from:                          $A'000

Operating activities                                        6,731
Investing activities                                        1,323
Financing activities                                     (11,139)
                                                         --------
Increase / (decrease) in cash                             (3,085)
                                                         --------
Cash at July 1, 1993                                        5,256

Cash at June 30, 1994                                       2,171
                                                          =======



The Board of Directors Australian Radio Network Pty Limited

We have audited the accompanying combined balance sheet of the Albert s Radio Stations acquired by the Australian Radio Network Pty Limited ( Australian Radio Network ), as described in Note 1(c) to the combined financial statements as of June 30 1994, and the related combined profit and loss account and statement of cash flows for the year ended 30 June 1994, all expressed in Austalian dollars. These combined financial statements are the responsibility of the Australian Radio Network s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the Australian standards that are substantially equivalent to U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Albert s Radio Stations acquired by the Australian Radio Network as of June 30 1994, and the results of their operations and their cash flows for the year ended June 30, 1994, in conformity with the accounting principles generally accepted in Australia.

Generally accepted accounting principles in Australia vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for the year ended June 30, 1994, and shareholders equity as of June 30, 1994, to the extent summarised in Note 21 to the combined financial statements.

                                                  KPMG

Sydney, Australia
July 25, 1995
                                                  A. J. Clark
                                                  Partner
                                             12 months  to
                                             30 June 1994
                                                  $
                                   Note

Operating profit before
  income tax                       2, 3         1,144,349
                                                ---------

Income tax (expense)
 attributable to operating profit    4           (240,832)

Operating profit after income tax                  903,517
                                                ----------

Retained profit - 1 July 1993                      163,294

Retained profit - 30 June 1994                   1,066,811
                                                ----------


The combined profit and loss account should be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 22.

                                        Note      30 June
                                                    1994
                                                      $

CURRENT ASSETS
Cash                                      5           -
Receivables                               6       11,111,517
Other                                     7          302,360
                                                  ----------

TOTAL CURRENT ASSETS                              11,413,877
                                                  ----------

NON-CURRENT ASSETS
Receivables                               6       17,282,510
Plant and Equipment                       9        7,240,730
Intangibles                              10       21,523,500
Investments                               8           79,650
Other                                    11          552,262
                                                  ----------

TOTAL NON-CURRENT ASSETS                          46,678,652
                                                  ----------

TOTAL ASSETS                                      58,092,529
                                                  ----------

CURRENT LIABILITIES
Creditors and Borrowings                 12       34,752,661
Accrued Expenses                         13        1,662,596
Other                                    14           11,551
                                                  ----------

TOTAL CURRENT LIABILITIES                         36,426,808
                                                  ----------

NON-CURRENT LIABILITIES
Creditors and Borrowings                 12           17,658
Accrued Expenses                         13          289,254
Other                                    14       18,582,094
                                                  ----------

TOTAL NON-CURRENT LIABILITIES                     18,889,006
                                                  ----------

TOTAL LIABILITIES                                 55,315,814
                                                  ----------

NET ASSETS                                         2,776,715
                                                  ----------
SHAREHOLDERS' EQUITY
Reserves                                 16        1,398,450
Share Capital                            25          311,454
Retained Profits                                   1,066,811
                                                  ----------

TOTAL DEFICIENCY OF SHAREHOLDERS' FUNDS            2,776,715
                                                  ----------

The combined balance sheet is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 22.

                                       Note      30 June
                                                  1994
                                                    $

CASH FLOWS FROM OPERATING ACTIVITIES

Cash receipts in the course of operations        25,850,424
Cash payments in the course of operations       (24,026,081)
Income tax paid                                    (656,094)
                                                ------------

NET CASH PROVIDED BY
OPERATING ACTIVITIES                    19        1,168,249
                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES

Cash payments for FM licence
 conversion costs                                (9,325,567)
Proceeds from sale of property,
 plant and equipment                                510,304
Payment for property, plant and equipment        (2,013,662)
                                                 -----------

NET CASH USED IN INVESTING ACTIVITIES            (10,828,925)
                                                 -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from borrowings -
 former related parties                            9,669,464
Repayment of borrowings -
 former related parties                             (547,081)
                                                 ------------

NET CASH PROVIDED BY FINANCING ACTIVITIES          9,122,383
                                                 ------------

NET INCREASE (DECREASE) IN CASH HELD                (538,293)
                                                 ------------

CASH AT THE BEGINNING OF THE FINANCIAL YEAR          285,197

CASH AT THE END OF THE FINANCIAL YEAR   19          (253,096)
                                                 ------------

The combined statement of cash flows is to be read in conjunction with the notes and forming part of the financial statements set out on pages 5 to 22.

1.  STATEMENT OF ACCOUNTING POLICIES
    Set out below is a summary of the significant accounting policies adopted by the entity in the preparation of the accounts.

    a.   Change of Accounting Period

         Pursuant to the acquisition of the entity by the Australian Radio Network (formerly APN Broadcasting Pty
         Ltd) the entity has changed its financial year end to 31 December.

    b.   Basis of Preparation

         The combined financial statements of the economic entity have been drawn up in accordance with applicable Australian Accounting Standards, the provisions of
         Schedule 5 to the Corporations Regulations, and the requirements of law. They have been prepared on the accrual basis using the going concern assumption of accounting and the historical cost convention and do not take into account changing money values or, except where stated, current valuations of non-current assets. The accounting policies have been consistently applied. All amounts are expressed in Australian dollars.

         The financial statements have been prepared in accordance with Australian Accounting Standards and the provisions of Schedule 5 of the Corporations Law, with the exception of AASB 1017, Related Party Disclosures.

         The carrying amount of all non-current assets are reviewed at least annually to ensure that they are not in excess of their recoverable amount. If the carrying amount of a non-current asset exceeds the recoverable amount, the asset is written down to the lower value. In assessing recoverable amounts, except for radio licences, which are discussed in Note 1(f), the relevant cash flows have not been discounted to their present value.

    c.   Principles of Combination

         The combined accounts comprise the accounts of the economic entity, being the following companies:

         - Capital City Broadcasters Pty Limited (Canberra FM and 2 CC AM)
         -    Double T Radio Pty Limited (TTFM)
         -    Commonwealth Broadcasting Corporation Pty Limited
              (MIX FM)
         -    Gold Radio Service Pty Limited (4GR)
         -    Maryborough Broadcasting Company Pty Limited (4MB)
         -    Rockhampton Broadcasting Company Pty Limited (4RO)
         -    ARN Sales Pty Limited

         All material inter entity transactions and balances, including unrealised profits arising from transactions within the economic entity have been eliminated.

         In order to comply with the Australian Broadcasting
         Act s requirements for the control and ownership of commercial broadcasting licences the entity is required to sell three stations. Details of the sales, pre-tax income, total assets and net assets of the companies that own these stations as of, and for the year ended 30 June 1994 are summarised in Note 20.

    d.   Income Tax

         The economic entity adopts the liability method of tax effect accounting.

         Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

         Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain.

         Capital gains tax will be provided in the profit and loss account in the period in which the asset is sold except where the sale relates to non-current assets which have previously been revalued.

d.  Income Tax cont.

         Where a non-current asset is revalued, capital gains tax will be provided at the time of revaluation when it is known that the asset will eventually be sold and a capital gains tax liability will be incurred. This provision is made against the asset revaluation reserve, with the result that when the asset is sold, there is no charge to the profit and loss account for capital gains tax except to the extent of adjustments for over/under provisions in previous periods.

    e.   Fixed Assets

         Fixed assets are capitalised at historical cost and depreciated as outlined below.

         Land and buildings were independently valued in 1989 on an existing use basis of valuation and included in the financial statements at the revalued amounts.

         Disposal of Revalued Assets

         The gain or loss on disposal of revalued assets is calculated as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in the result of the economic entity in the year of disposal.

         Depreciation

         Fixed assets, including buildings but excluding freehold land, are depreciated over their estimated useful lives. Fixed assets are depreciated from the month of acquisition.

         f.Radio Licences

         The commercial radio licences held by the economic entity are renewable every five years under the provisions of the Broadcasting Services Act and the Directors have no reason to believe that the licences will not be renewed from time to time for the five year period allowable under the Act and without imposition of any conditions.

         Radio licences are carried in the accounts at the lower of cost or recoverable amount.

         On an annual basis, the Directors review the radio licence values to ensure they are not in excess of the discounted cash inflows and outflows arising from their continued use and subsequent disposal.


    g.   Provisions

         Doubtful Trade Debtors

         The collectibility of debts is assessed at year end and provision is made for doubtful accounts.

         Employee Entitlements

         This provision relates to annual leave and long service leave and has been calculated on the basis of pro-rata entitlements under appropriate awards, based on current wage rates.

    h.   Superannuation

         The Company contributes to a defined contribution plan an amount for each employee as required by the Superannuation Guarantee Legislation. Such company contributions are charged against income.

    i.   Leases

         Leases under which the lessor retains substantially all the risks and benefits of ownership are classified as operating leases. Minimum lease payments are charged against profits over the accounting periods covered by the lease term.

         Leases of plant and equipment under which the economic entity assumes substantially the risks and benefits of ownership are classified as finance leases.

         Finance leases are capitalised. A lease asset and a liability equal to the present value of the minimum lease payments are recorded at the inception of the lease. Contingent rentals are written off as an expense of the accounting period in which they are incurred. Capitalised lease assets are amortised on a straight line basis over the term of the relevant lease, or where it is likely the economic entity will obtain ownership of the asset, the life of the asset. Lease liabilities are reduced by repayments of the principal. The interest components of the lease payments are charged to the profit and loss account.

    j.   Investments

         Investments are valued at the lower of cost or recoverable amount. Income from investments is recognised when received.

    k.   Cash

         Cash as shown in the balance sheet and statement of
         cash flows includes cash on hand and at bank and short
         term deposits at call, net of outstanding bank
         overdrafts.   See Note 5.

l.  Radio Licence Fees

    The economic entity accrues licence fees which are expected to be charged by the Australian Broadcasting Authority,
    based on current earnings.
                                                 30 June
                                                   1994
                                                     $

2.  OPERATING REVENUE

    Included in operating revenue are
    the following itemsentering into
    the determination of operating profit:

    Sales Revenue                                26,694,908
    Contra Revenue                                   48,053
    Other Income                                     10,759
    Trust Income                                     12,929
    Proceeds from Sale of Fixed Assets              510,304
    Other Revenue                                   276,891
                                                 ----------
                                                 27,553,844
                                                 ==========

                                                 30 June
                                                   1994
                                                     $
3.  OPERATING PROFIT

    Included in operating profit
    are the following items of expense:

    Bad trade debts written off                    486,406
    Depreciation of property, plant
     & equipment                                   991,884
    Lease rentals - operating lease                 25,882
    Lease rentals - operating lease:
     former related party                          300,000
    Amortisation of leased assets                    8,530
    Profit on sale of fixed assets                  15,125
    Finance charges on finance lease                 4,946
    Amounts set aside to provisions for:
         Doubtful trade debts                       58,318
         Employee entitlements
         - Long Service leave                       70,693
         - Annual leave                             10,319

    Remuneration of auditors due and
     payable for:
         Auditing the accounts                      38,390
         Other Services                              6,000

                                                      30 June
                                                        1994
                                                          $
                                             Note

4.  INCOME TAX

    Income Tax Expense

    Prima facie income tax calculated
    at 33% on the operating profit:                    377,635

    Increase/(Decrease) in income tax
    expense due to:
         Legal                                           2,390
         Depreciation on buildings                      11,014
         Depreciation on transmission
          facilities                                     7,213
         Non deductible promotions                      16,187
         Fringe Benefits Tax                            31,789
         Sundry (including entertainment)               84,588
         Book capital profits                          (88,997)
         Late payment of group tax penalty                 384
         Over provision in prior years                (201,371)
                                                      ---------

Total income tax expense                               240,832
                                                      --------

Income tax expense is made up of:
Current income tax  expense                            472,176
Over provision in prior year                          (201,371)
                                                      ---------
                                                       270,805

Future income tax (benefit)/expense                    (29,973)
                                                      ---------

                                                       240,832
                                                      --------

Provision for Current Income Tax

Movements during the year were as follows:

Balance at the beginning of the year                   434,262
Current year tax expense                               472,176
Income tax paid                                       (656,094)
Net tax losses transferred to related companies
 by members of the economic entity                     391,977
                                                      --------
Balance at the end of the year                 13      642,321
                                                      ========

                                                      30 June
                                                       1994
                                                         $
4.  INCOME TAX (Continued)                   Note

    Future Income Tax Benefit

    Future income tax benefits reflects
    the future benefits at income rates
    of 33% on items not currently
    deductible (payable) for income tax.

    Provision for employee entitlements               396,605
    Provision for doubtful debts                      118,281
    Accrued licence fees                               25,432
    Accrued audit fees                                 11,649
    Accrued superannuation contributions                7,729
    Accrued fringe benefits tax                         3,985
    Difference between book/tax
     depreciation of fixed assets                      20,720
    Provision for diminution in investments             2,470
    Provision for diminution in production library      9,900
    Prepayments                                       (44,509)
                                                      --------

                                             11       552,262
                                                      -------

    Provision for Deferred Income Tax

    Provision for deferred income tax
    comprises the estimated expense at
    current income tax rates of 33%

    Difference in depreciation of property,
    plant & equipment for accounting and
    income tax purposes                                82,186
    Capitalised leases                                  3,472
    Prepayments                                        22,034
                                                      -------

                                             13       107,692
                                                      -------

    Future Income Tax Benefit Not Brought to Account:

    Capital losses carried forward at
    33% (Double T Radio Pty Limited)                2,034,314

    The potential future income tax benefit
    will only be obtained if:


4. INCOME TAX (Continued)

    (i) the relevant company derives future assessable income of a nature and an amount sufficient to enable the benefit to be realised;
    (ii) the relevant company continues to comply with the conditions for deductibility imposed by the law; and
    (iii) no changes in the tax legislation affect the relevant company in realising the benefit.

5.  CASH

    Cash at Bank                                           -

    (Cash has been offset against overdrafts in Note 12 under group borrowing arrangements)

                                                      30 June
                                                        1994
                                                         $

6.  RECEIVABLES

    Current

    Trade debtors                                     5,489,617
    Less: Provision for doubtful debts                 (358,429)
                                                      ----------
                                                      5,131,188

    Other debtors                                       155,073
    Loans to former related companies                 5,647,940
    Loans to staff member                               177,316
                                                      ---------
                                                      5,980,329

                                                     11,111,517
                                                     ----------

    Loans receivable from a staff member bear interest at 5% interest per annum and are repayable by regular amounts over a specified period.

    Non-Current

    Loan to former holding company                    3,527,415
    Loan to former related companies                 13,520,095
    Non trade receivable                                235,000
                                                     ----------

                                                     17,282,510
                                                     ==========

    Loans receivable from former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio Network.


7.  OTHER CURRENT ASSETS

    Prepayments                                        204,617
    Inventories (production library)                    81,251
    Sundry debtors                                      16,492
                                                    ==========

                                                       302,360
                                                    ----------

8.  INVESTMENTS

    Non-current

    Shares in related entities (unquoted)                  542
    Units in Capital Property Trust                     79,108

    Total Investments                                   79,650
                                                       -------


9.  PROPERTY, PLANT & EQUIPMENT

    Freehold Land - at cost                             830,000

    Leasehold property - at cost                      8,617,403
    Buildings - at independent valuation 1989           575,000
    Less: Accumulated depreciation                   (4,596,570)
                                                     -----------
                                                      4,595,833

    Plant & equipment - at cost                       7,366,113
    Plant and Equipment - at directors
     valuation 1971                                      40,008
    Less: Accumulated depreciation                   (5,591,224)
                                                     -----------
                                                      1,814,897

    Total property, plant and equipment
    at net book value                                 7,240,730
                                                     ----------

10. INTANGIBLES

    Radio Licences  - at cost                        21,523,500
                                                     ----------
11. OTHER NON-CURRENT ASSETS

    Future income tax benefit                           552,262

12. CREDITORS AND BORROWINGS

    Current

    Bank overdraft - secured, net of cash at bank       253,096
    Trade creditors and accruals                      1,503,109
    Other creditors                                      14,641
    Lease liability                                      27,814
    Amounts due to former controlling entity         16,397,478
    Amounts due to former related entities           16,556,523
                                                     ----------
                                                     34,752,661
                                                     ==========

12. CREDITORS AND BORROWINGS Continued.

    Loans payable to former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio Network.

    Non-Current

    Lease liability                                       17,658
                                                         -------
13. ACCRUED EXPENSES

    Current

    Income Taxes                                         642,321
    Employee entitlements:
    Annual leave                                         615,047
    Long Service Leave                                   405,228
                                                       1,662,596
                                                      ----------
    Non-Current

    Employee entitlements:
         Long service leave                              181,562
    Deferred income taxes                                107,692
                                                      ----------
                                                         289,254
                                                      ----------

14. OTHER LIABILITIES

    Current

    Other                                                11,551
                                                      ---------

    Non-Current

    Loans from former holding company                 15,095,190
    Loans from former related companies                3,486,904
                                                      ----------

                                                      18,582,094
                                                      ----------

    Loans payable to former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio Network.

                                                      30 June
                                                        1994
                                                         $

15. COMMITMENTS AND CONTINGENCIES

    Capital Expenditure Commitments

    Finance lease rentals are due as follows:
    Not later than one year                             30,343
    Later than one year but not later than two           5,027
    Later than two years but not later than five        14,664
                                                      --------

                                                        50,034
                                                      --------

    Less amounts provided for in the financial statements:
    Current                                             27,814
    Non-Current                                         17,658
                                                      --------

    Total lease liability                               45,472
                                                      --------

    Future finance charges not provided
    for in the financial statements                      4,562
                                                      --------

    Commitment and Contingent Liabilities

    The economic entity pays a monthly rental for the station premises to the Australian Broadcasting Company Pty Limited, its former controlling entity, and no formal lease exists between the parties. The amount paid under this arrangement during the year ended 30 June 1994 was $300,000.

16. RESERVES

    Capital Profits Reserve                             70,709
    General Reserve                                    139,825
    Asset revaluation reserve                            9,007
    Property Revaluation reserve                     1,178,909
                                                     ---------

                                                     1,398,450
                                                     ---------

17. EVENTS SUBSEQUENT TO BALANCE DATE

    Since June 30 1994, the companies comprising the economic entity were purchased by the Australian Radio Network (formerly APN Broadcasting Services Pty Limited). The following companies were subsequently sold on 30 June 1995 in order to comply with Australian Broadcasting Authority requirements:

    -    Maryborough Broadcasting Pty Limited
    -    Gold Radio Service Pty Limited;  and
    -    Rockhampton Broadcasting Pty Limited

    The sales, pre-tax income, total assets and net assets of these entities are disclosed in Note 20.

    A group entity, Capital City Broadcasters Pty Limited sold its AM Radio Licence (2CC AM) and the operating assets and broadcasting and transmission equipment of this station on 28 December 1994. The operating results of 2CC AM are included in these combined financial statements. The sales, pre-tax profit and book value of assets sold are disclosed in Note 20.


18. INDUSTRY SEGMENTS

    The economic entity operates solely within the Australian
    Radio Broadcasting industry and consequently the combined accounts reflect the operations of this segment alone.

                                                      30 June
                                                        1994
                                                         $

19. NOTES TO THE STATEMENT OF CASH FLOWS

    (i)  RECONCILIATION OF CASH

    For purposes of the Statement of Cash Flows, cash includes cash on hand and at bank and short term deposits at call, net of outstanding bank overdrafts. Cash as at the end of the financial year as shown in the Statement of Cash Flows is reconciled to the related items in the balance sheet as follows:


    Bank overdraft - secured, net of cash at bank     (253,096)



(ii) RECONCILIATION OF OPERATING PROFIT AFTER INCOME TAX TO NET CASH PROVIDED BY OPERATING ACTIVITIES

    Operating profit after income tax                  903,517

    Add (less) items classified as investing/financing
    activities:
      (Profit)/Loss on sales of non-current assets (15,125) Add (less) non-cash items:
      Depreciation and amortisation                   1,000,414
                                                      ---------
    Net cash provided by operating activities
      before change in assets and liabilities         1,888,806


    Change in assets and liabilities during the financial year
         (Increase) / decrease in trade/term debtors       (1,137,317)
         (Increase) / decrease in prepayments                (154,705)
          Increase / (decrease) in trade creditors            332,184
          Increase / (decrease) in accrued expenses            76,960
          Increase / (decrease)  in income taxes payable      208,060
          Increase / (decrease)  in deferred taxes payable    (45,739)
                                                              -------
    Net cash provided by operating activities               1,168,249
                                                            =========

20.    STATIONS AND ASSETS TO BE DISPOSED

       In order to comply with the Australian Broadcasting Act s requirements for the control and ownership of commercial broadcasting licences, the economic entity is required to sell three stations. Summarised below are the sales, pre-tax income, total assets and net assets as of and for the year ending
       30 June 1994 of the companies which own the stations and licences that were sold on 30 June 1995.


     As of and for the Year ended 30 June 1994

     Company           Sales     Pre-Tax      Total Assets     Net Assets
    (Station)            $       Income $          $               $

    Maryborough     1,509,409    491,409       2,967,126       1,971,005
    Broadcasting
    Pty Limited
    (Radio 4MB)

    Gold Radio      2,710,925    977,474       6,631,674       5,130,629
    Service
    Pty Limited
    (Radio 4GR)

    Rockhampton     2,036,997    367,311       3,712,508       2,683,719
    Broadcasting
    Service
    (Radio 4RO)

       A group entity, Capital City Broadcasters Pty Limited also sold its AM Radio Licence (2CC AM) and the operating assets and broadcasting and transmission equipment of this station on 28 December 1994.
       The operating results of 2CC AM are included in these combined financial statements.

       The sales, pre-tax profit and book value of assets of 2CC - AM sold on 28 December 1994 for consideration of $300,000, are detailed below:



       2CC - AM - Capital City Broadcasters Pty Limited

       Sales - year ended 30 June 1994      $1,824,895

       Net pre-tax profit / (loss) -
       year ended 30 June 1994                $(31,463)

       Total Assets Sold (book
       value) as at 30 June 1994               $68,611

       Profit on Sale on 28 December 1994     $231,389


21.    US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

       A description of the accounting policies that significantly differ in certain respects from US generally accepted accounting principles follow:

       (a) Radio Licences: In accordance with Australian generally accepted accounting principles radio licences are carried in the accounts at the lower of cost or recoverable amount. The radio licences are renewable every five years under the provisions of the Broadcast Services Act.

       Under US accounting principles, radio licences must be carried at cost less accumulated amortisation. For purposes of the adjustment required under US generally accepted accounting principles, the estimated period of benefits of the radio licences is estimated to be 25 years.

       (b) Plant, Property and Equipment: Certain plant, property and equipment are stated at valuations determined by the Directors and/or independent valuers. Accounting principles generally accepted in the United States do not permit the revaluation of assets in the primary financial statements.

       Under Australian accounting practices, the economic entity is depreciating buildings over 100 years. The estimated useful lives under US accounting principles has been set at 25 years, resulting in an increase in the depreciation expense under US accounting practices.

       (c)  Income Tax:  The economic entity adopts the liability method of
       tax effect accounting under Australia accounting practices.   Income
       tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.


         Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain under Australian accounting practices.


         Under US generally accepted accounting principles deferred tax assets are recognised and measured based on the likelihood of realisation of the related tax benefits in the future. A deferred tax asset must be recognised for deductible temporary differences and operating loss and tax credit carryforwards, and a valuation allowance is established to reduce that deferred tax asset if it is more likely
       than not  that the related tax benefits will not be realised.   More
       likely than not is intended to mean a level of likelihood that is slightly more than 50 percent.


         As at 30 June 1994, one of the combined entities, Double T Radio Pty Ltd, has estimated carry forward capital losses with a potential future income tax benefit of $2,034,314 available but not brought to account, to be offset against future years taxable capital gains of the entity (in Australia tax losses and capital losses can be carriedforward indefinitely).


         In assessing the realisation of deferred tax assets for US reporting purposes, management has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realised. The ultimate realisation of deferred tax assets relating to capital losses is dependant upon the generation of future taxable capital gains. Management considered the projected future taxable capital gains and tax planning strategies in making this assessment. Based upon the level of historical taxable capital gains and projections for future taxable capital gains, management does not believe it is more likely than not the economic entity will realise these benefits.


         Consequently, the available capital losses have been recorded as a deferred tax asset for US reporting purposes with a valuation allowance of $2,034,314, resulting in a US GAAP adjustments of nil.

       Application of accounting principles generally accepted in the United States would have had the following effect on net income and shareholders equity.
                                                        30 June
                                                         1994
                                                           $

       Net operating profit after income tax as
       reported in the Combined Profit and
       Loss Account                                      903,517


       Increase (Decrease) for:

       Radio Licences - amortization                    (609,660)
       Property, plant and equipment - depreciation      (17,000)
                                                         -------
       Net increase (decrease)                          (626,660)
                                                         -------
       Net income in accordance with US GAAP             276,857
                                                         -------

       Shareholders' equity as reported in the
       Combined Balance Sheet                          2,776,715

       Increase (decrease) for:

       Radio Licences - amortization                  (2,062,720)
       Property, plant and equipment: revaluations    (1,178,678)
       Property, plant and equipment: depreciation      (222,000)
                                                       ---------
       Net increase                                   (3,463,398)
                                                       ---------
       Shareholders  equity in accordance with US GAAP  (686,683)
                                                         -------

       Application of accounting principles generally accepted in the United States would have had the following effect on the Statement of Cash Flows:

       The economic entity presents its Cash Flows in accordance with accounting standard AASB 1026 Statement of Cash Flows ( AASB 1026 ). Its objectives and principles are similar to those set out in the US FASB statement No. 95 Statement of Cash Flows
       ( FASB 95 ). The principle difference relates to the definition of cash. Under AASB 1026, cash is expressed net of overdrafts, where a right of offset with the bank exists. FASB 95 requires these overdrafts to be separately shown under financing activities.

       Summarised cash flow data by operating, investing and financing activities in accordance with FASB95 is set out below:

                           Year ended 30 June 1994

       Net cash inflow / (outflow) from:
         Operating activities                     $ 1,168,249
         Investing activities                     (10,828,925)
         Financing activities                       9,538,852

       Increase/(decrease) in cash and cash
         equivalents                                 (121,824)

       Cash at July 1, 1993                           356,897

       Cash at June 30, 1994                          235,073

                                                      30 June
                                                         1994
                                                           $
22.    DIRECTORS REMUNERATION

       The directors at the date of this report were appointed subsequent to the balance date. The directors in office during the financial year ended 30 June 1994 were remunerated by the former parent company.

23.    CONTRIBUTION TO GROUP PROFITS

       The following group companies made contributions to the group profit / (loss) before tax as follows:

       Capital City Broadcasters Pty Limited                (695,285)
       Double T Radio Pty Limited                          1,557,121
       Commonwealth Broadcasting Corporation Pty Limited  (1,030,277)
       Gold Radio Service Pty Limited                        977,474
       Maryborough Broadcasting Company Pty Limited          491,409
       Rockhampton Broadcasting Company Pty Limited          367,311
       ARN Sales Pty Limited                                (523,404)
                                                           ---------
                                                           1,144,349


24.      SHARE CAPITAL

       Authorised Capital:

       30,000 ordinary shares of $2 each                60,000
       1,300,000 ordinary shares of $1 each          1,300,000
                                                     ---------
                                                     1,360,000

25.      ISSUED AND PAID UP CAPITAL

       Ordinary shares, fully paid:

       17,225 ordinary shares of $2 each                34,450
       277,004 ordinary shares of $1 each              277,004
                                                       -------
                                                       311,454


                       Independent Auditors' Report


The Board of Directors
Wesgo Limited

We have audited the accompanying consolidated balance sheet of Wesgo Limited and subsidiaries as of December 31, 1994, and the related consolidated profit and loss account and statement of cash flows for the six months ended December 31, 1994, all expressed in Australian dollars. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the Australian standards that are substantially equivalent to United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wesgo Limited and subsidiaries as of December 31, 1994, and the results of their operations and their cash flows for the six months ended December 31, 1994 in conformity with the accounting principles generally accepted in Australia.

Generally accepted accounting principles in Australia vary in certain significant respects from generally accepted according principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for the six months ended December 31, 1994, and shareholders equity as of December 31, 1994, to the extent summarised in Note 27 to the consolidated financial statements.



                                                                     KPMG

Sydney, Australia
July 25, 1995
                                                               A.J. Clark
                                                                  Partner
Wesgo Limited and its Controlled Entities
Profit and Loss Account
For the period ended 31 December 1994

                                               CONSOLIDATED

                                               6 months
                                               to 31.12.94
                                                 $'000

                                       Note

OPERATING REVENUE                       2       29,654
                                                ------

OPERATING PROFIT 3(i)
 before Interest Expense and Abnormals           7,758
Interest Expense   - other persons                (783)

Abnormal Items                          3(ii)   (3,153)
                                               -------
Operating Profit
 after Interest and Abnormals                    3,822

Income Tax applicable to
 operating profit                       7        2,365
                                               -------
OPERATING PROFIT                                 1,457
 after income tax applicable to
 members of chief entity

RETAINED PROFITS - 1 July 1994                   5,735
                                               -------

Total available for appropriation                7,192
                                               -------

RETAINED PROFITS - 31 December 1994              7,192
                                               -------

The above profit and loss accounts are to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 24.

Wesgo Limited and its Controlled Entities
Balance Sheet
As at 31 December 1994

                                               CONSOLIDATED
                                                 6 months
                                               to 31.12.94
                                                  $'000
                                     Note
CURRENT ASSETS
Cash                                                3,731
Receivables                            5            9,484
Other                                  6            2,266
                                                  -------

TOTAL CURRENT ASSETS                               15,481
                                                  -------
NON CURRENT ASSETS
Property, plant and equipment          8           11,607
Intangibles                            9             -
Other                                  6          110,224
                                                  -------
TOTAL NON CURRENT ASSETS                          121,831
                                                  -------
TOTAL ASSETS                                      137,312
                                                  -------
CURRENT LIABILITIES
Creditors and borrowings               10           2,715
Accrued Expenses                       11           6,009
Other                                  12           2,919
                                                  -------
TOTAL CURRENT LIABILITIES                          11,643
                                                  -------
NON CURRENT LIABILITIES
Creditors and borrowings               10          14,000
Accrued Expenses                       11             407
                                                  -------
TOTAL NON CURRENT LIABILITIES                      14,407
                                                  -------
TOTAL LIABILITIES                                  26,050
                                                  -------
NET ASSETS                                        111,262
                                                  =======
SHAREHOLDERS' EQUITY
Share capital                          13          14,339
Reserves                               14          89,731
Retained profits                                    7,192
                                                  -------
TOTAL SHAREHOLDERS' EQUITY                        111,262
                                                  =======

The above balance sheet is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 24.

Wesgo Limited and its Controlled Entities
Statement of Cash Flows
For the period ended 31 December 1994

                                               CONSOLIDATED

                                                 6 months
                                               to 31.12.94
                                                  $'000
                                          Note
CASH FLOWS FROM OPERATING ACTIVITIES
Cash receipts in the
 course of operations                               28,431
Interest received                                      146
Interest paid                                         (719)
Cash payments in the course of operations          (22,056)
Income Taxes paid                                     (555)
Abnormal items                             3(ii)    (1,450)

Net cash provided by operating activities 25(i)      3,797

CASH FLOWS FROM INVESTING ACTIVITIES
Payment for controlled entities                          -
Payments for property, plant and equipment            (831)
Proceeds from sale of non-current assets                 6
Proceeds from repayment of loans receivable          3,000
Cost of disposal of controlled entities                  -
Payments to other creditors                           (167)
                                                   -------
Net cash provided by investing activities            2,008
                                                   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid                                      (1,074)
Repayment of borrowings                             (3,000)
Repayment of loans by controlled entities                -
                                                   -------
Net cash used in financing activities               (4,074)
                                                   -------
Net increase/(decrease) in cash held                 1,731
Cash at the beginning of the period                  2,000
                                                   -------
Cash at the end of the period                        3,731
                                                   -------
Non - Cash Items
Issue of shares in satisfaction of
 dividends                                13         1,743
                                                   =======

The statement of cash flow is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 24.

Wesgo Limited and its Controlled Entities
Notes to and Forming Part of the Financial Statements
For the period ended 31 December 1994


1.     STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
  The significant policies which have been adopted in the preparation of these financial statements are:

  a. Change of Accounting Period
  Pursuant to the acquisition of the company by APN
  Broadcasting Pty Ltd (APN), the company and its consolidated entities have changed their financial year end to 31
  December, consistent with the holding company. Accordingly, the period covered by these accounts is the six months ended
  31 December 1994.

  b. Basis of Preparation
  The consolidated accounts of the economic entity have been drawn up in accordance with applicable Australian Accounting Standards, the provisions of Schedule 5 to the Corporations Regulations, and the requirements of law. They have been prepared on the basis of historical costs and do not take into account changing money values or, except where stated, current valuations of non-current assets. The accounting policies have been consistently applied. All amounts are expressed in Australian dollars.

  c. Principles of Consolidation
  The consolidated accounts comprise the accounts of the company, being the chief entity, and its controlled entities.


  All material inter entity transactions and balances, including unrealised profits arising from transactions within the economic entity have been eliminated.

  Where controlled entities were disposed of or acquired during the year, their results are included only up until the date of disposal or from the date of acquisition.

  d. Goodwill
  Goodwill, representing the excess of the purchase consideration over the fair value of the identifiable net assets acquired on the acquisition of a business entity, is amortised on a straight line basis. The period of amortisation is 10 years and represents the period of time during which benefits are expected to arise.

  The unamortised balance of goodwill is reviewed annually.
  Where the balance exceeds the value of expected future benefits, the difference is charged to the profit and loss account.

  e. Income Tax
  The economic entity adopts the liability method of tax effect accounting.

  Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

  Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain.

  Capital gains tax will be provided in the profit and loss account in the period in which the asset is sold except where the sale relates to non-current assets which have previously been revalued.

  Where a non-current asset is revalued, capital gains tax will be provided at the time of revaluation when it is known that the asset will eventually be sold and a capital gains tax liability will be incurred. This provision is made against the asset revaluation reserve, with the result that when the asset is sold, there is no charge to the profit and loss account for capital gains tax except to the extent of adjustments for over/under provisions in previous periods.

  f. Radio Licences
  Commercial radio licences are accounted for as identifiable assets and are brought to account either at valuation or cost as described in Note 6 to the accounts. The Directors do not consider the commercial radio licences have determinable finite lives. In such circumstances they consider that commercial radio licences are appropriately carried at valuation or cost.

  On an annual basis, the Directors review the radio licences values to ensure they are not in excess of the discounted cash inflows and outflows arising from their continued use and subsequent disposal.

  Taking these matters into account, the Directors believe that, on a going concern basis, the Balance Sheet value attributed to the economic entity's commercial radio licences at 31 December 1994 does not exceed the amount which could reasonably be expected to be expended to acquire those radio licences.

  The commercial radio licences held by the economic entity are renewable every five years under the provisions of the Broadcasting Services Act and the Directors have no reason to believe that the licences will not be renewed from time to time for the five year period allowable under the Act and without imposition of any conditions.

  g. Land, Buildings, Plant & Equipment
  On acquisition, land, buildings, plant and equipment are recorded at cost.

  Where from time to time an independent valuation is available that indicates values for assets have varied permanently and significantly to those maintained in the books, a revaluation of relevant assets will take place in the books to reflect an appropriate carrying value.

  On an annual basis the Directors review the values for land, buildings, plant and equipment to ensure they are not in excess of their recoverable amount. In assessing recoverable amount, the relevant cash flows have been discounted to their present value.

  Buildings, plant, equipment and motor vehicles are depreciated over their estimated economic life on the straight line basis.

  h. Cash
  Cash as shown in the balance sheet and statement of cash flows includes cash on hand and at bank and short term deposits at call, net of outstanding bank overdrafts.

  i. Provision for Doubtful Debts
  The collectability of debts is assessed at the end of the period and specific provision is made for any doubtful accounts.

  j. Radio Licence Fees
  The economic entity accrues licence fees which are expected to be charged by the Australian Broadcasting Authority, based on current earnings.

  k. Employee Benefits
  The amounts expected to be paid to employees for their pro rata legal and contractual entitlement to long service and annual leave are provided at current pay rates.

  l. Operating Leases
  Payments made under operating leases are charged against profits in equal instalments over the accounting periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the leased property.

                                                               CONSOLIDATED
                                                                  6 months
                                                                to 31.12.94
                                                                     $'000

2.  REVENUE
a.  Sales Revenue                                                    29,508

b.  Other Revenue
Interest Received- Other                                                146
                                                                    -------
OPERATING REVENUE                                                    29,654

Gross proceeds from sale of non-current assets                            7
                                                                    -------
                                                                     29,667
                                                                    =======
3.  OPERATING PROFIT
Operating profit before income tax is arrived at after charging or crediting the following specific items:
i.  Charges
Amortisation of:
- - Goodwill                                                               30
- - Other Intangible Assets                                                37
Depreciation of fixed assets                                            770
Provisions:
- - Doubtful debts                                                        231
- - Holiday pay                                                           540
- - Long service leave  114
- - Directors' retirement                                                  42
Operating lease rentals                                                 669
                                                                    -------
ii. Abnormal Items
Takeover defence costs                                                1,200
Settlement discount on early repayment of
 receivable (Note 6(ii))                                                250
                                                                    -------
Items arising from the reassessment of assets
 and liabilities and other costs
 on acquisition of the Group by APN:                                  1,450
                                                                    =======
- - Write-off of goodwill, other intangibles
  and deferred items                                                   .598
- - Provision for restructuring costs                                     250
- - Legal, valuation and audit costs                                      145
- - Employee incentives                                                   236
- - Other associated costs                                                310
- - Early termination of interest rate caps on bank loans                 138
Other                                                                    26
                                                                    -------
                                                                      3,153
                                                                    -------
Income tax benefit (expense)
 applicable to abnormal items                                           359
                                                                    =======

4.  EARNINGS PER SHARE
                                                            Six
                                                       months to
                                                       31.12.94

Basic earnings per share (cents per share) after abnormal items and income tax.2.6

Basic earnings per share (cents per share) before abnormal items
and after income tax.                                      7.1
                                                           ===

Weighted average number of ordinary shares on issue used in the calculation
of basic earnings per share.                        56,766,418
                                                    ==========

The diluted earnings per share is not disclosed as it is not materially different from the basic earnings per share.

Potential ordinary shares not considered dilutive
At 31 December 1994, the company had on issue 1,640,000 options, which have the right to convert to ordinary shares. Each issue has been considered separately in determining whether it would be dilutive.

Conversion, call, subscription or issue after 31 December 1994 There have been no conversions to, calls of, or subscription for ordinary shares or issues of potential ordinary shares since the reporting date and before the completion of these accounts with the exception of the exercise of 1,640,000 options as disclosed in Note 13 to the accounts.

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

5.  RECEIVABLES
Current:
Trade Debtors                                          10,046
Less provision for doubtful debts                       (562)
                                                       ------

                                                        9,484
                                                       ======



During the period, bad debts amounting to $340,000 were written off against the provision for doubtful debts.
                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

6.  OTHER
Current Assets:
Prepayments                                             1,081
Sundry debtors                                          1,185
                                                        -----

TOTAL                                                   2,266
                                                        =====

Non-Current Assets:
Radio licences at:
- - Directors' valuation (i) (b)                          3,000
- - Independent valuation (i) (a)                       106,643
                                                      -------
                                                      109,643
Sundry debtors (ii)                                         -
Future income tax benefit                                 581
                                                      -------

Total                                                 110,224
                                                      =======

(i)  Radio licences were revalued at 31 December 1994.

In revaluing radio licences the Directors have based their valuation on:

(a) An independent valuation prepared by Mr. Stephen Wilson M.Com
(Hons), ACA, FSIA of Grant Samuel and Associates Pty Ltd on the basis of fair market value as a going concern. Grant Samuel's opinion has been based on the capitalisation of adjusted earnings before depreciation, interest and tax (EBDIT) for each station; and

(b) A nominal value of $1 million on the radio licences of those radio stations not producing an operating profit.

(ii) Under the terms of sale of the operational assets and radio licence of Radio KAFM, which were owned by KAFM Broadcasters Pty Limited, the proceeds of the sale were receivable by a controlled entity in instalments over the period ending August 1998. The receivable was repaid in early August 1994. An early settlement discount of $250,000 was allowed to the purchaser, Adelaide FM Radio Pty Ltd.

                                                 CONSOLIDATED
                                                     6 months
                                                   to 31.12.94
                                                        $'000

7.  TAXATION
Prima facie income tax expense (benefit) calculated at 33%
on the operating profit                                 1,261
                                                        -----
Increase in income tax expense due to:
- - Non tax deductible items                                 44
- - Abnormal items not tax deductible:
    - Takeover defence costs                              396
    - Debt settlement discount                             82
   - Additional costs on acquisition of economic
     entity by APN                                        202
                                                         ----
                                                          724

                                                        1,985
                                                        -----

Income tax under/(over) provided in prior year            144
Write off of future income tax benefits                   236
                                                        -----
                                                          380

Income tax expense on operating profit                  2,365
                                                        =====

Total income tax expense is made up of:
- - Current income tax expense                            2,056
- - Over provision in prior year                            144
- - Deferred income tax expense                             165
                                                        -----

Income tax expense on operating profit                  2,365
                                                        =====

The chief economic entity is taxed as a public company.

As at 31 December 1994, certain controlled entities have estimated carry forward losses of $8,616,000 available but not brought to account, to be offset against future years taxable income of these entities. The potential future income tax benefit of these losses is $2,843,000 but will only be obtained if:

  (i)the relevant company and/or the economic entity derives future assessable income of a nature and an amount sufficient to enable the benefit to be realised;
  (ii)the relevant company and/or the economic entity continues to comply with the conditions for deductibility imposed by the law; and
  (iii)no changes in tax legislation adversely affect the elevant company and/or the economic entity in realising the benefit.

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

8.  PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are included in the accounts on the following basis:

Land and Buildings
- - Cost                                                      -
- - Independent valuation 1994 (i)                        4,165
                                                       ------
                                                        4,165
Less accumulated depreciation on buildings                  -
                                                       ------
                                                        4,165

Broadcasting equipment - at cost                       10,580
Less accumulated depreciation                           5,280
                                                       ------
                                                        5,300

Office furniture and equipment - at cost                4,561
Less accumulated depreciation                           2,566
                                                        -----
                                                        1,995

Motor vehicles - at cost                                  270
Less accumulated depreciation                             123
                                                        -----
                                                          147

Total property, plant and equipment
- - net book value                                       11,607
                                                       ======


(i) The independent valuation was carried out in December 1994 by John Nelson, F.V.L.E. (Val. Econ) registered valuer and Frank Julier A.V.L.E. (Val.) registered valuer of Edward Rushton Australia Pty Ltd and was prepared on the basis of market value for the existing use.

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

9.  INTANGIBLES
Goodwill on consolidation                                 666
Less accumulated amortisation                           (666)
                                                        -----
 -


10.  CREDITORS AND BORROWINGS
Current:
Trade creditors                                         2,715
                                                        =====


Non current:
Bank loan - secured                                    14,000
                                                       ======

The bank loan is secured by:
(i)  a negative pledge over the assets of the economic entity as well as guarantees by all wholly-owned controlled entities.
(ii)an equitable mortgage over the assets and uncalled capital of
  Wesgo Limited and its wholly-owned controlled entities.

The Group has unused lines of credit amounting to $10 million at 31 December 1994.

CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

11.  ACCRUED EXPENSES
Current:
Accrued expenses for
- -  Holiday pay                                          1,062
- -  Long service leave                                     456
- -  Directors' retirement                                  140
- -  Dividends                                                -
- -  Income tax - current                                 2,056
                             - prior period             2,295
                                                        -----
                                                        6,009
                                                        =====

Non current:
Accrued expenses for long service leave                   407
                                                        =====

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

12.  OTHER - CURRENT LIABILITIES
Current Liabilities:
Broadcasting licence fee                                  435
Sundry creditors and accruals                           2,484
                                                        -----
                                                        2,919
                                                        =====
13.  SHARE CAPITAL
Authorised Capital:
800,000,000 ordinary shares of 25 cents each          200,000
                                                      =======

Issued and paid up capital:
57,357,180 ordinary shares and one Former Qualified Holder's share
of 25 cents each, fully paid                           14,339
                                                       ======

Movements during the period:
Balance at beginning of period                         14,083
1,025,474 ordinary shares issued
 under Dividend Reinvestment Plan;                        256
                                                         ----

Balance 31 December 1994                               14,339
                                                       ======


The Former Qualified Holder's share has the following restrictions placed on it:

a)   it has no right to vote;
b) confers no right to any distribution, except in the case of a winding up and then it is limited to 25 cents;
c) cannot be transferred, and is currently held in trust by Wesgo Investments Pty Ltd.

The purpose of issuing this share was to allow the company to participate in the electronic transfer of shares on the Australian Stock Exchange, whilst at the same time ensuring that the company complied with the provision of the Broadcasting
Services Act.

The options outstanding on the company's share capital at 31
December 1994 were:

Date of Issue  No. Options    Exercise   Exercise Date
                              Price     Earliest  Latest

2 April '92    550,000        $0.89     2 April '95  2 April '97
25 June '93    890,000        $0.94     25 June '96 25 June '98
28 June '94    200,000        $1.38     4 July '95  24 June '99
               -------
               1,640,000
               =========

On 9 January 1995, all options outstanding at 31 December 1994 were exercised pursuant to the successful takeover of the company by APN Broadcasting Pty Ltd.

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

14.  RESERVES
Share premium reserve                                  33,069
Asset revaluation reserve                              56,662
                                                       ------

                                                       89,731
                                                       ======

Movements during the period:
Share premium reserve
Balance at beginning of period                         31,582
1,025,474 ordinary shares issued under
 Dividend Reinvestment Plan
 at a premium of $1.45;                                 1,487
                                                        -----
Balance 31 December 1994                               33,069
                                                       ======

Asset revaluation reserve:
Balance at beginning of period                         10,803
Revaluation of radio licences                          45,984
Revaluation of land and buildings                       (125)
                                                       ------

Balance at 31 December 1994                            56,662
                                                       ======


15.  CONTINGENT LIABILITIES
Pursuant to ASC Class Order 91/996, relief has been granted to all the company's wholly-owned subsidiaries, with the exception of KAFM Broadcasters Pty Ltd, from the requirements of the Corporations Law for, among other things, preparation and publication of accounts.

It is a condition of the Class Order that the company and each of the subsidiaries enter into a deed. The effect of the deed is that the company has guaranteed to pay any deficiency in the event of winding up of any of the subsidiaries. The subsidiaries have also given similar guarantees in the event that the company is wound up.

At balance date there is no liability in respect of these guarantees.

At balance date the company and subsidiaries which are a party to the deed have aggregate assets of $90,990,000; aggregate liabilities of $25,912,000; and their contribution to the consolidated operating profit after income tax for the year was $1,911,000.

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

16.  COMMITMENTS FOR EXPENDITURE
Lease Rental Commitments
1. Future operating lease rentals of plant and equipment and motor vehicles payable as follows:
- - not later than one year                                 431
- - later than one year but not later than two years        361
- - later than two years but not later than five years      227
                                                         ----
                                                        1,019
                                                        =====
2.Future operating lease rentals of studio and transmitter sites payable as follows:
- - not later than one year                               1,106
- - later than one year but not later than two years      1,177
- - later than two years but not later than five years    3,354
- - later than five years                                 4,534
                                                        -----
                                                       10,171
                                                       ======
Representing:
Cancellable operating leases                                -
Non-cancellable operating leases                       11,190
                                                       ------
                                                       11,190
                                                       ======

Capital Expenditure Commitments
Due within one year                                        26
                                                           ==

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000
17.  AUDITORS' REMUNERATION
Amounts received, or due and receivable by the auditors of the company for:
a)  Audit services                                        100
b)  Other services                                         39
                                                          ---
                                                          139
                                                          ===

18.  DIRECTORS' AND EXECUTIVES' REMUNERATION
Remuneration of Directors
The number of Directors of the company who received or in respect of whom income is due and receivable, from the company and related bodies corporate, excluding amounts included under retirement payments within the following bands is:



                                         6 months
                                       to 31.12.94
                                           $'000

  $     0     -  $10,000                              2
  $10,001     -  $20,000                              3
  $20,001     -  $30,000                              2
  $30,001     -  $40,000                              -
  $40,001     -  $50,000                              -

                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

Total income received, or due and receivable by:
The Directors of the company                              100
Independent Directors of the Superannuation Fund            2
                                                          ---
                                                          102
                                                          ===

At the General Meeting held on 7 June 1991, the shareholders approved an increase in the maximum amount of fees payable to the Directors of Wesgo Limited and its unlisted entities to $250,000.

Remuneration of Executives
The number of Executive Officers who received, or in respect of whom income is due and receivable, which equals or exceeds $100,000 per annum, from the company and related bodies corporate, excluding amounts included under retirement payments is shown below. The income for the six months to 31 December 1994 has been disclosed on the basis of annualised income equal to or exceeding $100,000:
                                                 6 months
                                                 31.12.94

  $100,001  - $110,000                              2
  $110,001  - $120,000                              -
  $120,001  - $130,000                              -
  $130,001  - $140,000                              -
  $140,001  - $150,000                              -
  $150,001  - $160,000                              3
  $290,001  - $300,000                              1
  $300,001  - $310,000                              -
  $340,001  - $350,000                              -
  $370,001  - $380,000                              1


                                               CONSOLIDATED

                                                   6 months
                                                 to 31.12.94
                                                      $'000
  Total income received, or due and
  receivable, by these Executives from
  the company and related bodies
  corporate, excluding amounts included
  under retirement payments.                            717
                                                       ====

  Included in sundry creditors and accruals is an amount of $236,000, which represents the Directors estimate of employee incentives payable to various employees in respect of over-achievement of individual station results for the period ended 31 December 1994. These amounts have been included in the calculation of remuneration of executives. The notice period for all executives in the economic entity is three months with the exception of:

  (i)Chief Executive, whose notice period is six months.
  (ii)Company Secretary, whose notice period is twelve months.

  Superannuation and Retirement Payments
  Amounts paid to superannuation funds
  in connection with the retirement of the
  Principal Executive Officer of the
  company and controlled entities                         9
                                                         ==

  Retiring allowances paid in connection
  with the retirement of persons from the
  offices of Director of the company and
  controlled entities.  The amounts are
  disclosed in aggregate only as the
  Directors believe that the provision of
  full particulars would be unreasonable.               310
                                                        ===

  The company has entered into agreements with non-executive Directors providing for benefits to be paid on their retirement or death. The maximum benefit payable to a Director is the maximum allowable under the Corporations Law. That is the aggregate of the last three years' fees paid by the Company to the Director.


  19.  SUPERANNUATION COMMITMENTS

  At 31 December 1994, the company and its controlled entities participated in seven accumulation superannuation plans (defined contribution plans). Employees are entitled to benefits on retirement, disability or death. The company and its controlled entities contribute to the plans at various percentages of employees' salaries and wages.


  20.  EVENTS SUBSEQUENT TO BALANCE DATE

  Since 31 December 1994 the following events have occurred:
  (i) The exercise of 1,640,000 options on 9 January 1995;
 (ii) The following transactions have resulted in the Wesgo
      Group being required to divest itself of both its Melbourne radio licences and Gold 1269 in Sydney to comply with the provisions of the Broadcasting
      Services Act:
     (a) The purchase of Melbourne radio station Gold 104FM by a related company, APN Broadcasting Services Pty Ltd;
     (b) The purchase of the radio operations known as "The
         Australian Radio Network" by the Wesgo Group and its parent company, APN Broadcasting Pty Ltd.

  21.  REPORTING BY SEGMENTS

  The economic entity operates solely within the Australian radio broadcasting industry and consequently the consolidated accounts reflect the operations of this segment alone.

  22.  RELATED PARTIES

  Directors
  The names of each person holding the position of Director of Wesgo Limited during the period are Messrs K. Moremon, M. Cleary, A. Harris, G. Herring, K. Jacobsen, J. Kennedy,
  C. O'Reilly and J. Reynolds. Details of the remuneration of Directors are set out in Note 18.

  Various companies with which Directors are associated have purchased advertising, funded joint promotions and purchased news and programme services from various companies within the economic entity, in the ordinary course of business on normal terms and conditions.

  Ultimate Parent Entity
  The immediate chief entity is APN Broadcasting Pty Ltd. The ultimate Australian chief entity is Ligon 157 Pty Ltd.

  Controlled Entities
  Details of interests in controlled entities are set out in
  Note 23.

  Superannuation Fund
  Details of the economic entity's employee superannuation funds are set out in Note 19. Contributions to the funds were $566,000 for the period.

  Directors' Holdings of Shares and Share Options
  The beneficial interest in all the issued capital of the company was held by APN Broadcasting Pty Ltd.


23.  PARTICULARS IN RELATION TO CONTROLLED ENTITIES (Cont'd)

                              Place of  Class of  % Held    % Held    Contributions   to
                              Incorp.   Share     31/12/94  30/6/94   Consolidated Profit
                                                                       31.12.94
                                                                        $'000
Wesgo Limited                   NSW                                      (581)
Controlled Entities
Wesgo Investments Pty Ltd       NSW     ORD        100%      100%        (649)
Wesgo Communications Pty Ltd    NSW     ORD        100%      100%       2,965
West Sydney Radio Pty Ltd       NSW     ORD        100%      100%          25
Wesgo Superannuation Pty Ltd    NSW     ORD        100%      100%           -
Central Coast Broadcasting
 Pty Ltd.                       NSW     ORD        100%      100%          26
Radiowise Pty Ltd               NSW     ORD        100%      100%           -
Westat Research Pty Ltd         NSW     ORD        100%      100%          (3)
Greater West Television Pty Ltd NSW     ORD        100%      100%           3
Airplay Media Services Pty Ltd  NSW     ORD        100%      100%          37
Radio 2SM Pty Ltd               NSW     ORD        100%      100%        (844)
Sun Coastal FM Radio Pty Ltd    QLD     ORD        100%      100%           -
Universal Radio Pty Ltd         QLD     ORD        100%      100%           -
Radio Albury Wodonga Pty Ltd    ACT     ORD        100%      100%         320
Malbend Pty Ltd                 ACT     ORD        100%      100%          36
Actraint No. 116 Pty Ltd        ACT     ORD        100%      100%           -
KAFM Broadcasters Pty Ltd       SA      ORD        100%      100%        (464)
Radio Airtime Sales Pty Ltd     VIC     ORD        100%      100%         586

                                                                        1,457

Dividends
No dividends were received from controlled entities during the period to 31 December 1994.
In the year ended 30 June 1994 Wesgo Limited received dividends from the following controlled entities:

   Wesgo Investments Pty Ltd                 2,179,121
   Central Coast Broadcasting Pty Ltd           13,095
                                             ---------
                                             2,192,216
                                             =========

24.  ACQUISITION/DISPOSAL OF CONTROLLED ENTITIES

There were no acquisitions or disposals of controlled entities during the period to 31 December, 1994.


25.  NOTES TO THE STATEMENT OF CASH FLOWS
                                                 CONSOLIDATED

                                                     6 months
                                                   to 31.12.94
                                                        $'000

(i) RECONCILIATION OF OPERATING PROFIT AFTER INCOME TAX
TO NET CASH PROVIDED BY OPERATING ACTIVITIES


Operating profit after income tax                       1,457

Add/(less)non-cash items:
Amortisation                                              600
Depreciation                                              770
Loss on sale of fixed assets                                8
Provision for doubtful debts                              231
                                                         ----

Net cash provided by operating activities
before change in assets and liabilities                 3,066

Changes in assets and liabilities adjusted
for effects of purchase and disposal
of controlled entities during the financial
period:
(Increase) in other assets                              (757)
Increase in tax payable                                 1,395
(Increase) in trade debtors                           (1,077)

25.  NOTES TO THE STATEMENT OF CASH FLOWS (Table Cont.)
Increase in creditors                                   1,356
(Decrease) in provisions                                (128)
(Decrease) in other liabilities                         (223)
Increase in deferred taxes payable                        165
                                                        -----
                                                          731

Net cash provided by operating activities               3,797
                                                       ======

26.  OPERATIONS TO BE DISPOSED

In order to comply with the control and ownership requirements for commercial broadcasting licences of the Australian Broadcasters Act, the company is required to sell 3 stations. Summarised below are the sales, pre-tax income, total assets and net assets as of and for the six months ended 31 December 1994, of the stations which the company intends to sell.

                     Sales      Pre-Tax      Assets  Net Assets
                     $A'000   Profit/(Loss)  $A'000   $A'000

Gold 1269 AM          1,015      (23)      2,708    (3,468)

2GO (FM 107.7)        2,402       547      8,296     8,296

3MP (MAGIC 693)       4,530      (69)     18,857     2,663

27.  US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

A description of the Australian accounting policies that significantly differ in certain respects from US generally accepted accounting principles follows:

(a) Radio Licences: In accordance with Australian generally accepted accounting principles radio licences, which are classified as Other Non Current Assets, are carried in the accounts at Directors' valuation. Revaluations are performed regularly by the Directors. Apart from any annual specific decrease in value, it is company policy under Australian accounting principles to only increase the total value of radio licences every three years. No amortisation is recorded on the radio licences under Australian accounting practices.

Under US accounting principles, radio licences must be carried at cost less accumulated amortisation. For purposes of the adjustment required under US generally accepted accounting principles, the period of benefit of the radio licences is estimated to be 25 years.

(b) Land and Buildings: Certain land and buildings are stated at valuations determined by the Directors and/or independent valuers under Australian generally accepted accounting principles. Accounting principles generally accepted in the United States do not permit the revaluation of assets in the primary financial statements. Under U.S. generally accepted accounting principles, buildings are depreciated based on historical costs, utilising an average life of 25 years.

(c) Share Options: In accordance with accepted Australian accounting practice, no element of employee compensation has been recognised on share options issued to employees on which the exercise price is less than the share price at the time of issue. While this results in an adjustment to earnings, no adjustment to shareholders equity is needed.

US accounting practices require compensation expense to be recognised for the excess of the share price over exercise price over the vesting period.

(d) Restructuring: As a result of the acquisition by APN as discussed in Note 1(a), a general provision to cover anticipated restructure costs was recorded. No formal plans for restructure or redundancies were in place at that time nor have any material payments relating to the restructuring provision been made since that time to the date of these financial statements. As such, under US generally accepted accounting principles, this provision is not allowed and has been reversed.

27.  US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Cont d)

(e) Push Down Accounting: Under Australian generally accepted accounting principles, the acquisition of the company by APN, as disclosed in note 1(a) does not result in a change to the recorded amounts of assets and liabilities to reflect the new accounting basis resulting from such acquisition. Under U.S. generally accepted accounting principles and in accordance with Staff Accounting Bulletin No.54, such new accounting basis is effectively "pushed-down" to the separate consolidated financial statements of the economic entity. Accordingly, the reconciliation to U.S. generally accepted accounting principles includes such adjustments; primarily an increase of $ 65.2 million to the historical cost carrying value of the radio licences and a $500 thousand increase to the historical carrying value of land and buildings, with an increase to shareholders equity of $65.7 million. The increased amortisation resulting from such new bases was $219 thousand for the period from acquisition (30 November 1994) to 31 December 1994.

(f) Income Tax: The economic entity adopts the liability method of tax effect accounting under Australia accounting practices. Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain under Australian accounting practices.

Under US generally accepted accounting principles deferred tax assets are recognised and measured based on the likelihood of realisation of the related tax benefits in the future. A deferred tax asset must be recognised for deductible temporary differences and operating loss and tax credit carryforwards, and a valuation allowance is established to reduce that deferred tax asset if it is "more likely than not" that the related tax benefits will not be realised. "More likely than not" is intended to mean a level of likelihood that is slightly more than 50 percent.

As at 31 December 1994, certain controlled entities have estimated carry forward losses of $8,616,000 available but not brought to account, to be offset against future years taxable income of these entities (in Australia tax losses and capital losses may be carriedforward indefinitely). The potential future income tax benefit of these losses is $2,843,000.

In assessing the realisation of deferred tax assets for US reporting purposes, management has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realised. The ultimate realisation of deferred tax assets is dependant upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considered the schedule reversal of deferred tax liabilities, projected future taxable income and capital gains, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the economic entity will realise these benefits.

Consequently, the available tax losses have been recorded as a deferred tax asset for US reporting purposes, with a valuation allowance of nil.

Application of accounting principles generally accepted in the United States would have had the following effect on net income and shareholders' equity:

                                                  $A'000

Operating profit as reported in
 the Profit and Loss Account                       1,457
                                                   =====

Increase (decrease) for:

Radio licences amortisation                       (1,217)
Buildings - depreciation                             (59)
Compensation expense on employee share options       (82)
Accrued expense restructuring reserve                250
Tax effect of US GAAP adjustments                    (83)
                                                  -------

Net increase (decrease)                           (1,191)
                                                  -------


Net income in accordance with US GAAP                266
                                                  =======

Basic earnings per share under US GAAP          0.5 cents
                                                =========


                                                    $A'000

Shareholders' equity as reported in
 the Consolidated Balance Sheet                    111,262

Increase (decrease) for:

Radio Licences:
  Revaluation under Australian GAAP                (56,614)
  Amortisation                                     (11,840)
Property, plant and equipment                         (595)
Push down accounting                                 65,682
Accrued expenses - restructuring reserve                250
Deferred tax asset                                    2,843
Tax effects of U.S. GAAP adjustments.                  (83)
                                                   --------

Net decrease                                          (357)
                                                   --------

Shareholders equity in accordance with US GAAP     110,905
                                                   =======

Application of accounting principles generally accepted in the United States would have had the following effect on the Statement of Cash Flows:

The economic entity presents its Cash Flows in accordance with accounting standard AASB 1026 "Statement of Cash Flows" ("AASB 1026"). Its objectives and principles are similar to those set out in the US FASB statement No. 95 "Statement of Cash Flows" (:FASB 95"). The principle difference relates to the definition of cash. Under AASB 1026,cash is expressed net of overdrafts where a right of offset with the bank exists. FASB 95 requires this to be separately shown under financing activities.

Summarised cash flow data by operating, investing and financing activities in accordance with FASB 95 is set out below:

     Period ended 31 December 1994

  Net cash inflow / (outflow) from:

                                                     A$'000

  Operating activities                                3,797
  Investing activities                                2,008
  Financing activities                               (2,460)
                                                     -------

  Increase/(decrease) in cash and cash equivalents    3,345

  Cash at July 1, 1994                                2,171
                                                   --------

  Cash at December 31, 1994                           5,516
                                                   ========


Australian Radio Network Pty Limited

We have audited the accompanying combined balance sheet of the Albert's Radio Stations acquired by the Australian Radio Network Pty Limited ("Australian Radio Network") as described in Note 1(c), as of December 31 1994, and the related combined profit and loss account and statement of cash flows for the six months ended 31 December 1994, all expressed in Australian dollars. These combined financial statements are the responsibility of the Australian Radio Network's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the Australian standards that are substantially equivalent to U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Albert's Radio Stations acquired by the Australian Radio Network and subsidiaries as of December 31 1994, and the results of their operations and their cash flows for the six months ended December 31, 1994, in conformity with the accounting principles generally accepted in Australia.

Generally accepted accounting principles in Australia vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for the six months ended December 31, 1994, and shareholders' equity as of December 31, 1994, to the extent summarised in Note 21 to the combined financial statements.

                                             KPMG

Sydney, Australia
July 25, 1995
                                             A. J. Clark
                                                Partner


                           Note           6 months to
                                          31 December 1994
                                          $

Operating profit before income tax        2,3        2,815,953
                                                     _________

Income tax (expense) attributable to
  operating profit                        4           (913,068)

Operating profit after income tax                    1,902,885
                                                    __________

Retained profits - 1 July 1994                       1,066,811
                                                     ---------

Retained profits - 31 December 1994                  2,969,696
                                                     ---------

The combined profit and loss account should be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 23.

                         Note     31 December
                                  1994
                                  $
CURRENT ASSETS
Cash                     5            -
Receivables              6   14,446,518
Other                    7      321,442
                             ----------

TOTAL CURRENT ASSETS         14,767,960
                             ----------

NON-CURRENT ASSETS
Receivables              6   18,713,844
Plant and Equipment      9    6,944,679
Intangibles              10  21,523,500
Investments              8       79,649
Other                    11     718,476
                             ----------

TOTAL NON-CURRENT ASSETS     47,980,148
                             ----------

TOTAL ASSETS                 62,748,108
                             ----------

CURRENT LIABILITIES
Creditors and Borrowings 12  35,850,384
Accrued Expenses         13   2,237,947
Other                    14       3,726
                              ---------

TOTAL CURRENT LIABILITIES    38,092,057
                             ----------

NON-CURRENT LIABILITIES
Creditors and
     Borrowings          12      15,994
Accrued Expenses         13     275,745
Other                    14  19,684,712
                             ----------

TOTAL NON-CURRENT
     LIABILITIES             19,976,451
                             ----------

TOTAL LIABILITIES            58,068,508
                             ----------

NET ASSETS                    4,679,600
                             ----------

SHAREHOLDERS' EQUITY
Reserves           16         1,398,450
Share Capital      25           311,454
Retained Profits              2,969,696
                              ---------

TOTAL SHAREHOLDERS' FUNDS     4,679,600
                              ---------

The combined balance sheet is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 23.
                         Note     6 months to
                                  31 December 1994
                                  $
CASH FLOWS FROM OPERATING ACTIVITIES

Cash receipts in the course of
     operations                    16,801,833
Cash payments in the course of
     operations                   (13,868,391)
Income tax paid                      (642,322)
                                  ------------
NET CASH PROVIDED BY OPERATING
     ACTIVITIES          19         2,291,120

                                  ------------
CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sale of property, plant and
     equipment                        300,213
Payment for property, plant and
     equipment                       (239,172)
                                    ----------
NET CASH PROVIDED BY INVESTING
     ACTIVITIES                        61,041
                                       ------

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from borrowings -
     former related parties         1,375,926
Repayment of borrowings -
     former related parties        (3,769,939)
                                   -----------

NET CASH USED IN FINANCING
     ACTIVITIES                    (2,394,013)
                                   -----------

NET INCREASE (DECREASE) IN CASH HELD  (41,852)
                                       -------

CASH AT THE BEGINNING OF THE FINANCIAL
     PERIOD                          (253,096)

CASH AT THE END OF THE FINANCIAL
     PERIOD              19          (294,948)
                                     ---------

The combined statement of cash flows is to be read in conjunction with the notes and forming part of the financial statements set out on pages 5 to 23.

1.     STATEMENT OF ACCOUNTING POLICIES

Set out below is a summary of the significant accounting policies adopted by the entity in the preparation of the accounts.

a.    Change of Accounting Period

Pursuant to the acquisition of the entity by the Australian Radio
Network (formerly APN Broadcasting Pty Ltd) the entity has changed its financial year end to 31 December.

b.    Basis of Preparation

The combined financial statements of the economic entity have been drawn up in accordance with applicable Australian Accounting Standards, the provisions of Schedule 5 to the Corporations Regulations, and the requirements of law. They have been prepared on the accrual basis using the going concern assumption of accounting and the historical cost convention and do not take into account changing money values or, except where stated, current valuations of non-current assets. The accounting policies have been consistently applied. All amounts are expressed in Australian dollars.

The financial statements have been prepared in accordance with Australian Accounting Standards and the provisions of Schedule 5 of the Corporations Law, with the exception of AASB 1017, Related
Party Disclosures.

The carrying amount of all non-current assets are reviewed at least annually to ensure that they are not in excess of their recoverable amount. If the carrying amount of a non-current asset exceeds the recoverable amount, the asset is written down to the lower value. In assessing recoverable amounts, except for radio licences which are discussed in Note 1(f), the relevant cash flows have not been discounted to their present value.

c.    Principles of Combination

The combined accounts comprise the accounts of the economic entity, being the following companies:

- - Capital City Broadcasters Pty Limited (Canberra FM and 2 CC
  AM)
- - Double T Radio Pty Limited (TTFM)
- - Commonwealth Broadcasting Corporation Pty Limited (MIX FM)
- - Gold Radio Service Pty Limited (4GR)
- - Maryborough Broadcasting Company Pty Limited (4MB)
- - Rockhampton Broadcasting Company Pty Limited (4RO)
- - ARN Sales Pty Limited

All material inter entity transactions and balances, including unrealised profits arising from transactions within the economic entity have been eliminated.

In order to comply with the Australian Broadcasting Act's requirements for the control and ownership of commercial broadcasting licences the entity is required to sell three stations. Details of the sales, pre-tax income, total assets and net assets of the companies that own these stations as of, and for the six months ended 31 December 1994 are summarised in Note
20.

d.    Income Tax

The economic entity adopts the liability method of tax effect accounting.

Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain.

Capital gains tax will be provided in the profit and loss account in the period in which the asset is sold except where the sale relates to non-current assets which have previously been revalued.

Where a non-current asset is revalued, capital gains tax will be provided at the time of revaluation when it is known that the asset will eventually be sold and a capital gains tax liability will be incurred. This provision is made against the asset revaluation reserve, with the result that when the asset is sold, there is no charge to the profit and loss account for capital gains tax except to the extent of adjustments for over/under provisions in previous periods.

e.    Fixed Assets

Fixed assets are capitalised at historical cost and depreciated as outlined below.

Land and buildings were independently valued in 1989 on an existing use basis of valuation and included in the financial statements at the revalued amounts.

Disposal of Revalued Assets

The gain or loss on disposal of revalued assets is calculated as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in the result of the economic entity in the year of disposal.

Depreciation

Fixed assets, including buildings but excluding freehold land, are depreciated over their estimated useful lives. Fixed assets are depreciated from the month of acquisition.

f.    Radio Licences

The commercial radio licences held by the economic entity are renewable every five years under the provisions of the Broadcasting Services Act and the Directors have no reason to believe that the licences will not be renewed from time to time for the five year period allowable under the Act and without imposition of any conditions.

Radio licences are carried in the accounts at the lower of cost or recoverable amount.

On an annual basis, the Directors review the radio licence values to ensure they are not in excess of the discounted cash inflows and outflows arising from their continued use and subsequent disposal.

g.    Provisions

Doubtful Trade Debtors

The collectibility of debts is assessed at year end and provision is made for doubtful accounts.

Employee Entitlements

This provision relates to annual leave and long service leave and has been calculated on the basis of pro-rata entitlements under appropriate awards, based on current wage rates.

h.    Superannuation

The Company contributes to a defined contribution plan an amount for each employee as required by the Superannuation Guarantee
Legislation. Such company contributions are charged against income.

i.    Leases

Leases under which the lessor retains substantially all the risks and benefits of ownership are classified as operating leases.
Minimum lease payments are charged against profits over the accounting periods covered by the lease term.

Leases of plant and equipment under which the economic entity assumes substantially the risks and benefits of ownership are classified as finance leases.

Finance leases are capitalised. A lease asset and a liability equal to the present value of the minimum lease payments are recorded at the inception of the lease. Contingent rentals are written off as an expense of the accounting period in which they are incurred. Capitalised lease assets are amortised on a straight line basis over the term of the relevant lease, or where it is likely the economic entity will obtain ownership of the asset, the life of the asset. Lease liabilities are reduced by repayments of the principal. The interest components of the lease payments are charged to the profit and loss account.

j.    Investments

Investments are valued at the lower of cost or recoverable amount. Income from investments is recognised when received.

k.    Cash
Cash as shown in the balance sheet and statement of cash flows includes cash on hand and at bank and short term deposits at call, net of outstanding bank overdrafts. See Note 5.

l.    Radio Licence Fees

The economic entity accrues licence fees which are expected to be charged by the Australian Broadcasting Authority, based on current earnings.


   2.    OPERATING REVENUE

Included in operating revenue are the following items entering into the determination of operating profit:

    Sales Revenue            17,804,384
    Contra Revenue               73,101
    Other Income                 12,099
    Trust Income                  7,330
    Proceeds from Sale of Fixed
         Assets                 300,213
    Other Revenue               111,645
                                -------

                             18,308,772
                             ----------

   3.    OPERATING PROFIT

Included in operating profit are the following items of expense:

Bad trade debts written off      72,587

Depreciation of property, plant &
    equipment                   466,400

Lease rentals - operating lease  49,018

Lease rentals - operating lease:
    former related party        150,000

Profit on sale of fixed assets  231,389

Amounts set aside to provisions for:

Doubtful trade debts            330,939

    Employee entitlements
         - Long Service leave     3,082
         - Annual leave          17,368

Remuneration of auditors due and payable for:

Auditing the accounts            16,306

Note

4.  INCOME TAX

    Income Tax Expense

Prima facie income tax expense calculated at 33% on the operating
profit:                           929,264

    Increase / (Decrease) in income tax expense due to:
              Legal                 248
              Depreciation on
                   buildings     11,586
              Non deductible
                   promotions     9,111
              Sundry (including
                   entertainment)32,489
              Book capital
                   profits     (76,358)
              Payroll tax
                   penalty        6,728
                                  -----

    Total income tax expense    913,068
                                -------

    Income tax expense is made up of:

         Current income tax
              expense         1,077,088
         Future income tax
             (benefit)/expense (164,020)
                              ---------

                                913,068
                                -------


    Provision for Current Income Tax

    Movements during the period were as follows:

    Balance at the beginning of the
         period                 642,322
    Current period tax expense1,077,088
    Income tax paid           (642,322)
    Net tax losses transferred to related companies
         by members of the economic
         entity                 107,023
                                -------

    Balance at the end of the
         period          13   1,184,111
                              ---------

    Future Income Tax Benefit

Future income tax benefits reflects the future benefits at income rates of 33% on items not currently deductible (payable) for income tax.

    Provision for employee
         entitlements           403,356
    Provision for doubtful debts227,492
    Accrued licence fees         25,432
    Accrued audit fees            7,977
    Accrued superannuation
         contributions           12,171
    Difference between book/tax depreciation of fixed
         assets                  22,542
    Provision for diminution in production
         library                 11,532
    Other accrued expenses       47,850
    Prepayments                (42,468)
                               --------

                             11 715,884
                                -------

    Provision for Deferred Income Tax

Provision for deferred income tax comprises the estimated expense at current income tax rates of 33%

Difference in depreciation of property, plant & equipment for accounting and income tax purposes83,807

    Capitalised leases            3,472
    Prepayments                  20,015
                                 ------

                         13     107,294
                                -------

    Future Income Tax Benefit Not Brought to Account:

Capital losses carried forward at 33% (Double T Radio Pty
Limited)                          2,034,314

    The potential future income tax benefit will only be obtained if:

(i) the relevant company derives future assessable income of a nature and an amount sufficient to enable the benefit to be realised;

(ii) the relevant company continues to comply with the conditions for deductibility imposed by the law; and

(iii) no changes in the tax legislation affect the relevant company in realising the benefit.

5.   CASH

  Cash at Bank                                               -

(Cash has been offset against overdrafts in Note 12 under group borrowing arrangements)

6.        RECEIVABLES

  Current

  Trade debtors                                      6,954,182
  Less: Provision for doubtful debts                 (689,369)
                                                     ---------
                                                     6,264,813

  Other debtors                                         17,844
  Loans to former related companies                  7,959,940
  Loans to staff member                                203,921
                                                       -------
                                                     8,181,705

                                                    14,446,518
                                                    ----------

Loans receivable from a staff member bear interest at 5% interest per annum and are repayable by regular amounts over a specified period.

  Non-Current

  Loan to former holding company                     4,106,146
  Loan to former related companies                  14,372,698
  Non trade receivable                                 235,000
                                                       -------

                                                    18,713,844
                                                    ----------

Loans receivable from former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio Network.

7.   OTHER CURRENT ASSETS

  Prepayments                                          230,589
  Inventories (production library)                      70,630
  Sundry debtors                                        20,223
                                                        ------

                                                       321,442
                                                       -------

8.   INVESTMENTS

  Non-current

  Shares (unquoted)                                        541
  Units in Capital Property Trust                       79,108
                                                        ------

  Total Investments                                     79,649
                                                        ------


9. PROPERTY, PLANT & EQUIPMENT

   Freehold Land - at cost                             830,000

   Leasehold property - at cost                      8,362,853
   Buildings - at independent valuation 1989           575,000
   Less: Accumulated depreciation                  (4,950,071)
                                                   -----------
                                                     3,987,782

   Plant & equipment - at cost                       7,799,187
   Plant and Equipment - at directors valuation 1971    40,008
   Less: Accumulated depreciation                  (5,712,298)
                                                   -----------
                                                     2,126,897

   Total property, plant and equipment
   at net book value                                 6,944,679
                                                     ---------

10.       INTANGIBLES

   Radio Licences - at cost                         21,523,500
                                                    ----------


11.  OTHER NON-CURRENT ASSETS

   Deposits                                              2,592
   Future income tax benefit                           715,884
                                                       -------
                                                       718,476
                                                       -------
12.  CREDITORS AND BORROWINGS

   Current
   Bank overdraft - secured, net of cash at bank       294,948
   Trade creditors and accruals                      2,316,662
   Other creditors                                       6,240
   Lease liability                                       5,225
   Amounts due to former controlling entity         16,704,319
   Amounts due to former related entities           16,522,990
                                                    ----------
                                                    35,850,384
                                                    ----------

Loans payable to former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio
Network.

   Non-Current

   Lease liability                                      15,994
                                                        ------



13.  ACCRUED EXPENSES

   Current

   Income Taxes                                      1,184,111
   Employee entitlements:
     Annual leave                                      631,068
     Long Service Leave                                422,768
                                                       -------

                                                     2,237,947
                                                     ---------
   Non-Current

   Employee entitlements:
     Long service leave                                168,451
   Deferred income taxes                               107,294
                                                       -------

                                                       275,745
                                                       -------

14.  OTHER LIABILITIES

   Current

   Other                                                 3,726
                                                         -----

   Non-Current

   Loans from former holding company                15,443,472
   Loans from former related companies               4,241,240
                                                    ----------

                                                    19,684,712
                                                    ----------

   Loans payable to former holding and related companies are non-interest bearing and were subsequently forgiven as a condition of the purchase of the economic entity by the Australian Radio
Network.


15.  COMMITMENTS AND CONTINGENCIES

   Capital Expenditure Commitments

   Finance lease rentals are due as follows:
   Not later than one year                               5,027
   Later than one year but not later than two            5,027
   Later than two years but not later than five         12,151
                                                        ------

                                                        22,205
                                                        ------
   Less amounts provided for in the financial statements:
   Current                                               3,249
   Non-Current                                          15,994
                                                        ------

   Total lease liability                                19,243
                                                        ------

   Future finance charges not provided for in the financial
statements                                               2,962
                                                         -----

   Commitment and Contingent Liabilities

The economic entity pays a monthly rental for the station premises to the Australian Broadcasting Company Pty Limited, its former controlling entity, and no formal lease exists between the parties. The amount paid under this arrangement during the six months ended 31 December 1994 was $150,000.

16.  RESERVES

   Capital Profits Reserve                              70,709
   General Reserve                                     139,825
   Asset revaluation reserve                             9,007
   Property Revaluation reserve                      1,178,909
                                                     ---------

                                                     1,398,450
                                                     ---------
17.       EVENTS SUBSEQUENT TO BALANCE DATE

Since June 30 1994, the companies comprising the economic entity were purchased by the Australian Radio Network (formerly APN
Broadcasting Services Pty Limited). The following companies were subsequently sold on 30 June 1995 in order to comply with Australian Broadcasting Authority requirements:

- - Maryborough Broadcasting Pty Limited
- - Gold Radio Service Pty Limited;  and
- - Rockhampton Broadcasting Pty Limited

     The sales, pre-tax income, total assets and net assets of these entities are disclosed in Note 20.

     A group entity, Capital City Broadcasters Pty Limited sold its AM Radio Licence (2CC AM) and the operating assets and broadcasting and transmission equipment of this station on 28 December 1994. The operating results of 2CC AM are included in these combined financial statements. The sales, pre-tax profit and book value of assets sold are disclosed in Note 20.


18.  INDUSTRY SEGMENTS

The economic entity operates solely within the Australian Radio
Broadcasting industry and consequently the combined accounts reflect the operations of this segment alone.


19.  NOTES TO THE STATEMENT OF CASH FLOWS

   (i)    RECONCILIATION OF CASH

For purposes of the Statement of Cash Flows, cash includes cash on hand and at bank and short term deposits at call, net of outstanding bank overdrafts. Cash as at the end of the financial period as shown in the Statement of Cash Flows is reconciled to the related items in the balance sheet as follows:


     Bank overdraft - secured, net of cash balances     (294,948)
                                                      -----------

(ii) RECONCILIATION OF OPERATING PROFIT AFTER INCOME TAX TO NET
     CASH PROVIDED BY OPERATING ACTIVITIES

     Operating profit after income
          tax                                         1,902,885

     Add/(less) items classified as investing/financing activities:

     Profit on sale of property, plant and equipment   (231,389)
          Add (less) non-cash items:
          Depreciation and amortisation                 466,400
                                                        -------
          Net cash provided by operating activities
          before change in assets and liabilities     2,137,896
                                                      ---------

     Change in assets and liabilities during the financial
      period
     (Increase)/decrease in trade/term debtors         (996,396)
     (Increase)/decrease in prepayments                 (21,674)
     Increase/(decrease) in trade creditors             773,074
     Increase/(decrease) in accrued expenses             20,450
     Increase/(decrease)  in income taxes payable       541,790
     Increase/(decrease)  in deferred taxes payable    (164,020)
                                                       ---------

     Net cash provided by operating activities        2,291,120
                                                      ---------

20.  STATIONS AND ASSETS TO BE DISPOSED

In order to comply with the Australian Broadcasting Act's requirements for the control and ownership of commercial broadcasting licences, the economic entity is required to sell three stations. Summarised below are the sales, pre-tax income, total assets and net assets as of and for the six months ending 31 December 1994 of the companies which own the stations and licences that were sold on 30 June 1995.

      As of and for the Six months ended December 31, 1994

Company    Sales      Pre-Tax   Total Assets         Net Assets
(Station)  $          Income $  $          $

Maryborough   877,530     309,741    3,194,917    2,177,805
Broadcasting
Pty Limited
(Radio 4MB)

Gold Radio  1,305,722     446,932    7,760,699    5,425,184
Service Pty
Limited
(Radio 4GR)

Rockhampton 1,089,912     203,324    3,874,137    2,818,442
Broacasting
Service
(Radio 4RO)

   A group entity, Capital City Broadcasters Pty Limited also sold its AM Radio Licence (2CC AM) and the operating assets and broadcasting and transmission equipment of this station on 28 December 1994. The operating results of 2CC AM are included in these combined financial statements.

The sales, pre-tax profit and book value of assets of 2CC - AM sold on 28 December 1994 for consideration of $300,000, are detailed below:

         2CC-AM - Capital City Broadcasters Pty Limited

     Sales - six months ended December 28, 1994   726,464
     Net pre-tax profit/(loss) - six months ended
          December 28, 1994                      (171,002)
     Total Assets Sold (book value) as at
          December 28, 1994                        68,611

     Profit on Sale on December 28, 1994          231,389

21.  US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

     A description of the accounting policies that significantly differ in certain respects from US generally accepted accounting principles follow:

     (a) Radio Licences: In accordance with Australian generally accepted accounting principles radio licences are carried in the accounts at the lower of cost or recoverable amount. The radio licences are renewable every five years under the provisions of the Broadcast Services Act.

     Under US accounting principles, radio licences must be carried at cost less accumulated amortisation. For purposes of the adjustment required under US generally accepted accounting principles, the estimated period of benefits of the radio licences is estimated to be 25 years.

     (b) Plant, Property and Equipment: Certain plant, property and equipment are stated at valuations determined by the Directors and/or independent valuers. Accounting principles generally accepted in the United States do not permit the revaluation of assets in the primary financial statements.

     Under Australian accounting practices, the economic entity is depreciating buildings over 100 years. The estimated useful lives under US accounting principles has been set at 25 years, resulting in an increase in the depreciation expense under US accounting practices.

     (c) Income Tax: The economic entity adopts the liability method of tax effect accounting under Australia accounting
practices.   Income tax expense is calculated on operating profit
adjusted for permanent differences between taxable and accounting income. Income tax on timing differences which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the balance sheet as a future income tax benefit or a deferred tax liability.
     Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits which include tax losses are only brought to account when their realisation is virtually certain under Australian accounting practices.

     Under US generally accepted accounting principles deferred tax assets are recognised and measured based on the likelihood of realisation of the related tax benefits in the future. A deferred tax asset must be recognised for deductible temporary differences and operating loss and tax credit carryforwards, and a valuation allowance is established to reduce that deferred tax asset if it is "more likely than not" that the related tax benefits will not be realised. "More likely than not" is intended to mean a level of likelihood that is slightly more than 50 percent.

     As at 30 June 1994, one of the combined entities, Double T Radio Pty Ltd, has estimated carry forward capital losses with a potential future income tax benefit of $2,034,314 available but not brought to account, to be offset against future years taxable capital gains of the entity (in Australia tax losses and capital losses can be carried forward indefinitely).

     In assessing the realisation of deferred tax assets for US reporting purposes, management has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realised. The ultimate realisation of deferred tax assets relating to capital losses is dependant upon the generation of future taxable capital gains. Management considered the projected future taxable capital gains and tax planning strategies in making this assessment. Based upon the level of historical taxable capital gains and projections for future taxable capital gains, management does not believe it is more likely than not the economic entity will realise these benefits.

Consequently, the available capital losses have been recorded as a deferred tax asset for US reporting purposes with a valuation allowance of $2,034,314, resulting in a US GAAP adjustments of nil.

Application of accounting principles generally accepted in the United States would have had the following effect on net income and shareholders' equity.


Net income (loss) as reported in the Combined Profit and
Loss account                                        1,902,885

   Increase (Decrease) for:

     Radio Licences - amortisation                  (430,470)
     Property, plant and equipment -
          depreciation                                (6,000)
                                                      -------

   Net increase (decrease)                          (436,470)
                                                    ---------

   Approximate net income in accordance with
     US GAAP                                        1,466,415
                                                    ---------


   Shareholders' equity as reported in the Combined Balance
     Sheet                                          4,679,600
                                                    ---------

   Increase (decrease) for:

     Radio Licences: amortisation                 (2,493,190)
     Property, plant and equipment:
          revaluations                            (1,178,678)
     Property, plant and equipment:
          depreciation                              (228,000)
                                                    ---------

   Net decrease                                   (3,899,868)
                                                  -----------

   Shareholders' equity in accordance with US GAAP    779,732
                                                      -------

Statement of Cash Flows:

The economic entity presents its Cash Flows in accordance with accounting standard AASB 1026 "Statement of Cash Flows" ("AASB 1026"). Its objectives and principles are similar to those set out in the US FASB statement No. 95 "Statement of Cash Flows" ("FASB 95"). The principle difference relates to the definition of cash. Under AASB 1026, cash is expressed net of overdrafts, where a right of offset with the bank exists. FASB 95 requires this to be separately shown under financing activities.

Summarised cash flow data by operating, investing and financing activities in accordance with FASB95 is set out below:

Six months ended 31 December 1994


Net cash inflow / (outflow) from:

Operating activities          2,291,120
Investing activities             61,041
Financing activities         (2,380,651)
                             -----------
Increase / (decrease) in cash   (28,490)
                                ________

Cash at July 1, 1994            235,068

Cash at December 31, 1994       206,578
                                _______


22.     DIRECTORS REMUNERATION

The directors at the date of this report were appointed subsequent to balance date. The directors in office during the six months ended 31 December 1994 were remunerated by the former parent company.


23.     CONTRIBUTION TO GROUP PROFITS

The following group companies made contributions to the group profit / (loss) before tax as follows:

Capital City Broadcasters Pty Limited                 (109,306)
Double T Radio Pty Limited                           1,607,045
Commonwealth Broadcasting Corporation Pty Limited      588,455
Gold Radio Service Pty Limited                         446,932
Maryborough Broadcasting Company Pty Limited           309,741
Rockhampton Broadcasting Company Pty Limited           203,324
ARN Sales Pty Limited                                 (230,238)
                                                     ---------
                                                     2,815,953
                                                     ---------

24. SHARE CAPITAL

Authorised Capital:

30,000 ordinary shares of $2 each                       60,000
1,300,000 ordinary shares of $1 each                 1,300,000
                                                     ---------

                                                     1,360,000
                                                     ---------
25.      ISSUED AND PAID UP CAPITAL

Ordinary shares, fully paid:

17,225 ordinary shares of $2 each                       34,450
277,004 ordinary shares of $1 each                     277,004
                                                       -------

                                                       311,454
                                                       -------

WESGO Limited
BALANCE SHEET March 31, 1995


                                             3-31-95
                                         (in thousands)
                                         --------------

CURRENT ASSETS
Cash                                             427
Receivables                                    7,984
Other                                          2,878
                                             -------
          TOTAL CURRENT ASSETS                11,289

NON CURRENT ASSETS
Investments                                    6,046
Property, Plant & Equipment                   11,275
Intangibles                                        0
Other                                        110,381
                                             -------
          TOTAL NON CURRENT ASSETS           127,702
                                             -------
                    TOTAL ASSETS             138,991

CURRENT LIABILITIES
Creditors & Borrowings                         1,898
Provisions                                     4,895
Other                                          3,196
                                             -------
          TOTAL CURRENT LIABILITIES            9,989

NON CURRENT LIABILITIES
Creditors & Borrowings                        14,000
Provisions                                       439
Other                                              0
                                             -------
          TOTAL NON CURRENT LIABILITIES       14,439
                                             -------
                    TOTAL LIABILITIES         24,428
                                             -------
NET ASSETS                                   114,563
                                             =======


SHAREHOLDERS' EQUITY
Share Capital                                 14,749
Reserves                                      90,924
Retained Profits                               8,890
                                             -------
TOTAL SHAREHOLDERS' EQUITY                   114,563
                                             =======





WESGO Limited
PROFIT & LOSS March 31, 1995


                                             3-31-95
                                         (in thousands)
                                         --------------

REVENUE                                       13,114
                                              ======

TRADING PROFIT                                 2,873

INTEREST EXPENSE                                (339)

ABNORMAL ITEMS                                     0
                                              -------
OPERATING PROFIT                               2,534

INCOME TAX EXPENSE                              (836)
                                              -------
OPERATING PROFIT after tax                     1,698

MINORITY INTEREST                                  0
                                              -------
                                               1,698

RETAINED PROFITS, January 1, 1995              7,192
                                              -------
TOTAL AVAILABLE FOR APPROPRIATION              8,890

DIVIDEND PROVIDED                                  0

                                              -------
RETAINED PROFITS, March 31, 1995               8,890
                                              =======















Albert's Economic Entity
DRAFT/UNAUDITED
Financial Statements
For the three months ended
March 31, 1995


                                             Three months ended
                                               March 31, 1995
                                             ------------------

PROFIT AND LOSS STATEMENT                            TOTAL

Net Revenue                                        7,490,686

Expenses                                          (6,514,185)
                                                   ---------
Profit Before Tax                                    976,501

Tax Expense                                         (341,775)
                                                   ---------
Profit After Tax                                     634,726
                                                   =========


BALANCE SHEET

CURRENT ASSETS
Cash                                               8,030,097
Intercompany-Former holding company                   88,055
Receivable from related parties                    1,047,491
Trade debtors                                      6,189,788
Provision for doubtful accounts                     (654,465)
Sundry debtors                                        60,831
Staff advances                                         9,711
Prepayments                                           79,203
Production Studio                                     70,630
                                                  ----------
TOTAL CURRENT ASSETS                              14,921,341
                                                  ----------

NON-CURRENT ASSETS
Property, Plant & Equipment:
     Land                                          1,448,769
     Buildings                                     1,083,904
     Plant and Equipment                          15,686,860
     Less:  Accumulated Depreciation             (10,248,879)
                                                  ----------
     Property, Plant & Equipment-Net Book Value    7,970,654







BALANCE SHEET                                Three months ended
                                               March 31, 1995
                                             ------------------

Intercompany receivables                          19,709,808
Loan to staff member                                 167,256
Future income tax benefit                            536,641
Investments                                           79,148
Receivables from former related parties            2,363,909
Radio licenses                                    21,523,000
                                                  ----------
TOTAL NON-CURRENT ASSETS                          52,350,416
                                                  ----------
TOTAL ASSETS                                      67,271,757
                                                  ----------

CURRENT LIABILITIES
Sundry Creditors and accrued expenses                429,195
Trade Creditors                                    2,028,597
Payable to former related parties                    347,013
Other                                                171,585
                                                   ---------
TOTAL CURRENT LIABILITIES                          2,976,390
                                                   ---------
NON-CURRENT LIABILITIES
Provision for Income Tax                           1,525,886
Provision for Long Service Leave                     588,542
Provision for Annual Leave                           639,369
Payables to former related parties                59,865,569
Other, including provision for deferred tax liab     418,095
                                                  ----------
TOTAL NON-CURRENT LIABILITIES                     63,037,461
                                                  ----------
TOTAL LIABILITIES                                 66,013,851
                                                  ----------
NET ASSETS                                         1,257,906
                                                  ==========
SHAREHOLDERS' EQUITY
Paid up Capital                                      311,454
Capital Reserve                                       50,022
Property Revaluation Reserve                       1,178,909
Asset Revaluation Reserve                             29,694
General Reserve                                      139,825
Dividend Paid                                     (4,056,420)
Tax Expense (Benefit)                                      0
Retained Profits                                   2,969,696
Profit (Loss) for period                             634,726
                                                  ----------
TOTAL SHAREHOLDERS' EQUITY                         1,257,906
                                                  ==========